                                                                     EXHIBIT 4.2

================================================================================

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_

                          CLASS A-_ ASSET BACKED NOTES
                          CLASS A-_ ASSET BACKED NOTES
                  CLASS A-2B [FLOATING RATE] ASSET BACKED NOTES
                  CLASS A-2C [FLOATING RATE] ASSET BACKED NOTES
                       CLASS A-3A ____% ASSET BACKED NOTES
                  CLASS A-3B [FLOATING RATE] ASSET BACKED NOTES
                  CLASS A-3C [FLOATING RATE] ASSET BACKED NOTES
                  CLASS A-4 [FLOATING RATE] ASSET BACKED NOTES
                       CLASS B-1 ____% ASSET BACKED NOTES
                  CLASS B-2 [FLOATING RATE] ASSET BACKED NOTES
                   CLASS C [FLOATING RATE] ASSET BACKED NOTES

                                   ----------

                                 CARAT INDENTURE

                             DATED AS OF ____, 200_

                                   ----------

                                    ________

                                   ----------

                             CARAT INDENTURE TRUSTEE

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE ....................     2
   SECTION 1.1  Definitions ..............................................    2
   SECTION 1.2  Incorporation by Reference of Trust Indenture Act ........    2
ARTICLE II THE  CARAT 200_-_ NOTES .......................................    3
   SECTION 2.1  Form .....................................................    3
   SECTION 2.2  Execution, Authentication and Delivery ...................    3
   SECTION 2.3  Temporary Notes ..........................................    4
   SECTION 2.4  Registration; Registration of Transfer and Exchange of
                CARAT 200_-_ Notes .......................................    5
   SECTION 2.5  Mutilated, Destroyed, Lost or Stolen CARAT 200_-_ Notes ..    6
   SECTION 2.6  Persons Deemed CARAT 200_-_ Noteholders ..................    7
   SECTION 2.7  Payment of Principal and Interest ........................    8
   SECTION 2.8  Cancellation of CARAT 200_-_ Notes .......................   10
   SECTION 2.9  Release of Collateral ....................................   10
   SECTION 2.10 Book-Entry Notes ........................................    10
   SECTION 2.11 Notices to Clearing Agency ..............................    11
   SECTION 2.12 Definitive Notes ........................................    11
   SECTION 2.13 Seller as CARAT 200_-_ Noteholder .......................    12
   SECTION 2.14 Tax Treatment ...........................................    12
   SECTION 2.15 Special Terms Applicable to Private Notes and Class A-_
                Notes; Transfer of Beneficial Interest in Private Notes
                and Class A-_ Notes .....................................    12
ARTICLE III COVENANTS ...................................................    14
   SECTION 3.1  Payment of Principal and Interest .......................    14
   SECTION 3.2  Maintenance of Agency Office ............................    15
   SECTION 3.3  Money for Payments To Be Held in Trust ..................    15
   SECTION 3.4  Existence ...............................................    16
   SECTION 3.5  Protection of CARAT Trust Estate; Acknowledgment of
                Pledge ..................................................    17
   SECTION 3.6  Opinions as to CARAT Trust Estate .......................    17
   SECTION 3.7  Performance of Obligations; Administration of COLT 200_-_
                Secured Notes ...........................................    18
   SECTION 3.8  Negative Covenants ......................................    19

                                TABLE OF CONTENTS
                                   (continued)

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                                                                            ----
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   SECTION 3.9  Annual Statement as to Compliance .......................    20
   SECTION 3.10 Consolidation, Merger, etc., of Issuer; Disposition of
                Trust Assets ............................................    20
   SECTION 3.11 Successor or Transferee .................................    22
   SECTION 3.12 No Other Business .......................................    22
   SECTION 3.13 No Borrowing ............................................    22
   SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities .......    23
   SECTION 3.15 Trust Administrator's Obligations .......................    23
   SECTION 3.16 Capital Expenditures ....................................    23
   SECTION 3.17 Restricted Payments .....................................    23
   SECTION 3.18 Notice of Events of Default .............................    23
   SECTION 3.19 Further Instruments and Acts ............................    24
   SECTION 3.20 CARAT Indenture Trustee's Assignment of Administrative
                Secured Notes and Warranty Secured Notes ................    24
   SECTION 3.21 Representations and Warranties by the Issuer to the CARAT
                Indenture Trustee .......................................    24
ARTICLE IV SATISFACTION AND DISCHARGE ...................................    24
   SECTION 4.1  Satisfaction and Discharge of CARAT Indenture ...........    24
   SECTION 4.2  Application of Trust Money ..............................    26
   SECTION 4.3  Repayment of Monies Held by Paying Agent ................    26
   SECTION 4.4  Duration of Position of CARAT Indenture Trustee .........    26
ARTICLE V DEFAULT AND REMEDIES ..........................................    26
   SECTION 5.1  Events of Default .......................................    26
   SECTION 5.2  Acceleration of Maturity; Rescission and Annulment ......    28
   SECTION 5.3  Collection of Indebtedness and Suits for Enforcement by
                CARAT Indenture Trustee .................................    28
   SECTION 5.4  Remedies; Priorities ....................................    30
   SECTION 5.5  Optional Preservation of the CARAT Trust Estate .........    31
   SECTION 5.6  Limitation of Suits .....................................    32
   SECTION 5.7  Unconditional Rights of CARAT 200_-_ Noteholders To
                Receive Principal and Interest ..........................    33
   SECTION 5.8  Restoration of Rights and Remedies ......................    33

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   SECTION 5.9  Rights and Remedies Cumulative ..........................    33
   SECTION 5.10 Delay or Omission Not a Waiver ..........................    33
   SECTION 5.11 Control by CARAT 200_-_ Noteholders .....................    33
   SECTION 5.12 Waiver of Past Defaults .................................    34
   SECTION 5.13 Undertaking for Costs ...................................    34
   SECTION 5.14 Waiver of Stay or Extension Laws ........................    35
   SECTION 5.15 Action on CARAT 200_-_ Notes ............................    35
   SECTION 5.16 Performance and Enforcement of Certain Obligations ......    35
ARTICLE VI THE CARAT INDENTURE TRUSTEE ..................................    36
   SECTION 6.1  Duties of CARAT Indenture Trustee .......................    36
   SECTION 6.2  Rights of CARAT Indenture Trustee .......................    38
   SECTION 6.3  CARAT Indenture Trustee May Own CARAT 200_-_ Notes ......    39
   SECTION 6.4  CARAT Indenture Trustee's Disclaimer ....................    39
   SECTION 6.5  Notice of Default .......................................    39
   SECTION 6.6  Reports by CARAT Indenture Trustee ......................    39
   SECTION 6.7  Compensation; Indemnity .................................    40
   SECTION 6.8  Replacement of CARAT Indenture Trustee ..................    41
   SECTION 6.9  Merger or Consolidation of CARAT Indenture Trustee ......    42
   SECTION 6.10 Appointment of Co-CARAT Indenture Trustee or Separate
                CARAT Indenture Trustee .................................    42
   SECTION 6.11 Eligibility; Disqualification ...........................    43
   SECTION 6.12 Preferential Collection of Claims Against Issuer ........    43
   SECTION 6.13 Representations and Warranties of CARAT Indenture
                Trustee .................................................    44
   SECTION 6.14 CARAT Indenture Trustee May Enforce Claims Without
                Possession of CARAT 200_-_ Notes ........................    44
   SECTION 6.15 Suit for Enforcement ....................................    45
   SECTION 6.16 Rights of CARAT 200_-_ Noteholders to Direct CARAT
                Indenture Trustee .......................................    45
ARTICLE VII CARAT NOTEHOLDERS' LISTS AND REPORTS ........................    45
   SECTION 7.1  Issuer To Furnish CARAT Indenture Trustee Names and
                Addresses of CARAT 200_-_ Noteholders ...................    45

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   SECTION 7.2  Preservation of Information, Communications to
                CARAT 200_-_ Noteholders ................................    45
   SECTION 7.3  Reports by Issuer .......................................    46
   SECTION 7.4  Reports by Trustee ......................................    46
ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES .......................    47
   SECTION 8.1  Collection of Money .....................................    47
   SECTION 8.2  Designated Accounts; Payments ...........................    47
   SECTION 8.3  General Provisions Regarding Accounts ...................    49
   SECTION 8.4  Release of CARAT Trust Estate ...........................    49
   SECTION 8.5  Opinion of Counsel ......................................    50
ARTICLE IX SUPPLEMENTAL INDENTURES ......................................    50
   SECTION 9.1  Supplemental Indentures Without Consent of
                CARAT 200_-_ Noteholders ................................    50
   SECTION 9.2  Supplemental Indentures With Consent of CARAT 200_-_
                Noteholders .............................................    51
   SECTION 9.3  Execution of Supplemental Indentures ....................    53
   SECTION 9.4  Effect of Supplemental Indenture ........................    53
   SECTION 9.5  Conformity with Trust Indenture Act .....................    53
   SECTION 9.6  Reference in CARAT 200_-_ Notes to Supplemental
                Indentures ..............................................    53
ARTICLE X REDEMPTION OF CARAT NOTES .....................................    54
   SECTION 10.1 Redemption ..............................................    54
   SECTION 10.2 Form of Redemption Notice ...............................    54
   SECTION 10.3 CARAT 200_-_ Notes Payable on Redemption Date ...........    54
ARTICLE XI MISCELLANEOUS ................................................    55
   SECTION 11.1 Compliance Certificates and Opinions, etc ...............    55
   SECTION 11.2 Form of Documents Delivered to CARAT Indenture Trustee ..    56
   SECTION 11.3 Acts of CARAT 200_-_ Noteholders ........................    57
   SECTION 11.4 Notices, etc., to CARAT Indenture Trustee, Issuer and
                Rating Agencies .........................................    58
   SECTION 11.5 Notices to CARAT 200_-_ Noteholders; Waiver .............    58
   SECTION 11.6 Alternate Payment and Notice Provisions .................    59
   SECTION 11.7 Conflict with Trust Indenture Act .......................    59

                                TABLE OF CONTENTS
                                   (continued)

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                                                                            ----
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   SECTION 11.8  Effect of Headings and Table of Contents ...............    59
   SECTION 11.9  Successors and Assigns .................................    59
   SECTION 11.10 Severability ...........................................    60
   SECTION 11.11 Benefits of CARAT Indenture ............................    60
   SECTION 11.12 Legal Holidays .........................................    60
   SECTION 11.13 GOVERNING LAW ..........................................    60
   SECTION 11.14 Counterparts ...........................................    60
   SECTION 11.15 Recording of CARAT Indenture ...........................    60
   SECTION 11.16 No Recourse ............................................    60
   SECTION 11.17 No Petition ............................................    61
   SECTION 11.18 Inspection .............................................    61
   SECTION 11.19 Indemnification by and Reimbursement of the
                 Trust Administrator ....................................    62

Exhibits

Exhibit A   Location of Schedule of Receivables
Exhibit B   Form of Note Depository Agreement
Exhibit C-1 Form of Fixed Rate Asset Backed Note
Exhibit C-2 Form of Floating Rate Asset Backed Note
Exhibit C-3 Form of Rule 144A Global Class A-_ Note
Exhibit C-4 Form of Temporary Regulation S Global Class A-_ Note
Exhibit C-5 Form of Permanent Regulation S Global Class A-_ Note
Exhibit C-6 Form of Private Note
Exhibit D-1 Form of Transferor Certificate for Transfers of the Rule 144A Global
            Class A-_ Notes
Exhibit D-2 Form of Transferee Certificate for Transfers of the Rule 144A Global
            Class A-_ Notes
Exhibit D-3 Form of Regulation S Transfer Certificate
Exhibit D-4 Form of Rule 144A Transfer Certificate
Exhibit D-5 Form of Clearing System Certificate
Exhibit E   Rule 144A Certificate
Exhibit F   Form of Certification

     THIS CARAT INDENTURE, dated as of ____, 200_, between CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_, a Delaware statutory trust (the "Issuer"), and ________, as indenture trustee and not in its individual capacity (the "CARAT Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Secured Parties (only to the extent expressly provided herein):

                                 GRANTING CLAUSE

     The Issuer hereby Grants to the CARAT Indenture Trustee at the Series 200_-_ Closing Date, as trustee for the ratable benefit of the Secured Parties (only to the extent expressly provided herein), (a) all right, title and interest of the Issuer in, to and under the COLT 200_-_ Secured Notes (which COLT 200_-_ Secured Notes have been issued pursuant to the COLT Indenture and executed by COLT and authenticated by the COLT Indenture Trustee pursuant to the COLT Indenture) and all monies due thereunder on and after the Series 200_-_ Closing Date; (b) all right, title and interest of the Issuer in, to and under the COLT 200_-_ Trust Estate securing the COLT 200_-_ Secured Notes, including:
(i) the Series 200_-_ Lease Assets and all monies due thereunder on and after the Cutoff Date and with respect to the Vehicles and, to the extent permitted by law, any accessions thereto; (ii) the interest of the Issuer in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Vehicles or Lessees; and (iii) the interest of the Issuer in any proceeds from recourse against Dealers on the Series 200_-_ Lease Assets; (c) all right, title and interest of the Issuer in, to and under (i) the VAULT Trust Agreement (solely with respect to the Vehicles related to Series 200_-_ Lease Assets), (ii) the Pooling and Administration Agreement, (iii) the Trust Sale and Administration Agreement (including the right of the Issuer to cause CARI to repurchase COLT 200_-_ Secured Notes under certain circumstances),
(iv) the COLT Indenture, (v) the COLT Sale and Contribution Agreement, (vi) the COLT Custodian Agreement, (vii) the COLT Servicing Agreement and (viii) any Third Party Instrument, and (d) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the Secured Obligations, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this CARAT Indenture, all as provided in this CARAT Indenture. This CARAT Indenture constitutes a security agreement under the UCC.

     The foregoing Grant includes all rights, powers and options (but none of the obligations, if any) of the Issuer under any agreement or instrument included in the Collateral, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the COLT 200_-_ Secured Notes included in the Collateral and all other monies payable under the Collateral, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Issuer or otherwise and generally to do and receive anything that the Issuer is or may be entitled to do or receive under or with respect to the Collateral.

     The CARAT Indenture Trustee, as indenture trustee on behalf of the Secured Parties and (only to the extent expressly provided herein) the CARAT 200_-_ Certificateholders, acknowledges such Grant and accepts the trusts under this CARAT Indenture in accordance with the provisions of this CARAT Indenture.

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.1 Definitions. Certain capitalized terms used in this CARAT Indenture shall have the respective meanings assigned them in Part I of Appendix A to the Trust Sale and Administration Agreement, dated as of the date hereof (as amended from time to time, the "Trust Sale and Administration Agreement"), between the Issuer, CARI and General Motors Acceptance Corporation ("GMAC"). All references in this CARAT Indenture to Articles, Sections, subsections and exhibits are to the same contained in or attached to this CARAT Indenture unless otherwise specified. All terms defined in this CARAT Indenture shall have the defined meanings when used in any certificate, notice, CARAT 200_-_ Note or other document made or delivered pursuant hereto unless otherwise defined therein. The rules of construction set forth in Part II of such Appendix A shall be applicable to this CARAT Indenture.

     SECTION 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this CARAT Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this CARAT Indenture. The following TIA terms used in this CARAT Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the CARAT 200_-_ Notes.

     "indenture security holder" means a CARAT 200_-_ Noteholder.

     "indenture to be qualified" means this CARAT Indenture.

     "indenture trustee" means the CARAT Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this CARAT Indenture that are defined by the TIA, defined by reference to another statute or defined by a Commission rule have the respective meanings assigned to them by such definitions.

                                   ARTICLE II
                             THE CARAT 200_-_ NOTES

     SECTION 2.1 Form.

          (a) Each of the Class A-_ Notes, A-_ Notes, A-_ Notes, together, in each case, with the CARAT Indenture Trustee's certificate of authentication, shall be substantially in the form set forth in Exhibit C-1, each of the Class
___ Notes, the Class ___ Notes, the Class ___ Notes, the Class ___ Notes and the Class A-_ Notes, together, in each case, with the CARAT Indenture Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit C-2, the Rule 144A Global Class A-_ Note, together with the CARAT Indenture Trustee's certificate of authentication, shall be substantially in the form set forth in Exhibit C-3, the Temporary Regulation S Global Class A-_ Note, together with the CARAT Indenture Trustee's certificate of authentication, shall be substantially in the form set forth in Exhibit C-4, the Permanent Regulation S Global Class A-_ Note, together with the CARAT Indenture Trustee's certificate of authentication, shall be substantially in the form set forth in Exhibit C-5, and each of the Class A-_ Notes and the Class A-_ Notes together, in each case, with the CARAT Indenture Trustee's certificate of authentication, shall be substantially in the form set forth in Exhibit C-6, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this CARAT Indenture, and each such CARAT 200_-_ Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such CARAT 200_-_ Notes, as evidenced by their execution of the CARAT 200_-_ Notes. Any portion of the text of any CARAT 200_-_ Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the CARAT 200_-_ Note.

          (b) The Class A-_ Notes shall be offered (i) to U.S. persons sold in reliance on the exemption from registration under Rule 144A under the Securities Act (the "Rule 144A Global Class A-_ Note") and (ii) to non-U.S. persons in reliance on Regulation S under the Securities Act (initially, the "Temporary Regulation S Global Class A-_ Note"). After the expiration of the 40-day restricted period specified in Regulation S (the "Exchange Date"), beneficial interests in the Temporary Regulation S Global Note shall be exchangeable for interests in a corresponding permanent Global certificate (the "Permanent Regulation S Global Class A-_ Note") upon certification of non-U.S. ownership.

          (c) The CARAT 200_-_ Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such CARAT 200_-_ Notes, as evidenced by their execution of such CARAT 200_-_ Notes.

          (d) The terms of each class of CARAT 200_-_ Notes as provided for in Exhibits C-1 through C-6 hereto are part of the terms of this CARAT Indenture.

     SECTION 2.2 Execution, Authentication and Delivery.

          (a) Each CARAT 200_-_ Note shall be dated the date of its authentication and shall be issuable as a registered CARAT 200_-_ Note in the minimum denomination of $1,000 and in integral multiples thereof (except, if applicable, for one CARAT 200_-_ Note representing a residual portion of each class which may be issued in a different denomination).

          (b) The CARAT 200_-_ Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the CARAT 200_-_ Notes may be manual or facsimile.

          (c) CARAT 200_-_ Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such CARAT 200_-_ Notes or did not hold such office at the date of such CARAT 200_-_ Notes.

          (d) The CARAT Indenture Trustee, in exchange for the Grant of the COLT 200_-_ Secured Notes and the other components of the Trust, simultaneously with the Grant to the CARAT Indenture Trustee of the COLT 200_-_ Secured Notes, and the constructive delivery to the CARAT Indenture Trustee of the COLT 200_-_ Secured Notes and the other components and assets of the Trust, shall cause to be authenticated and delivered to or upon the order of the Issuer, CARAT 200_-_ Notes for original issue in aggregate principal amount of $_____ in the following classes (i) Class A-_ Notes in the aggregate principal amount of $____, (ii) Class A-_ Notes in the aggregate principal amount of $____, (iii) Class A-_ Notes in the aggregate principal amount of $____ and (iv) Class A-_ Notes in the aggregate principal amount of $_________, (v) Class A-3a Notes in the aggregate principal amount of $_________, (vi) Class A-3b Notes in the aggregate principal amount of $_________, (vii) Class A-3c Notes in the aggregate principal amount of $_________, (viii) Class A-4 Notes in the aggregate principal amount of $_________, (ix) Class B-1 Notes in the aggregate principal amount of $_________, (x) Class B-2 Notes in the aggregate principal amount of $_________ and (xi) Class C Notes in the aggregate principal amount of $_________.

          (e) No CARAT 200_-_ Notes shall be entitled to any benefit under this CARAT Indenture or be valid or obligatory for any purpose, unless there appears on such CARAT 200_-_ Note a certificate of authentication substantially in the form set forth in Exhibit C-1, Exhibit C-2, Exhibit C-3, Exhibit C-4, Exhibit C-5 or Exhibit C-6, as applicable, executed by the CARAT Indenture Trustee by the manual signature of one of its Authorized Officers, and such certificate upon any CARAT 200_-_ Note shall be conclusive evidence, and the only evidence, that such CARAT 200_-_ Note has been duly authenticated and delivered hereunder.

     SECTION 2.3 Temporary Notes.

          (a) Pending the preparation of Definitive Notes, if any, the Issuer may execute, and upon receipt of an Issuer Order the CARAT Indenture Trustee shall authenticate and deliver, such Temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations as are consistent with the terms of this CARAT Indenture as the officers executing such Notes may determine, as evidenced by their execution of such CARAT 200_-_ Notes.

          (b) If Temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the Temporary Notes shall be exchangeable for Definitive Notes upon surrender of the Temporary Notes at the Agency Office of the Issuer to be maintained as provided in Section 3.2, without charge to the CARAT 200_-_ Noteholder. Upon surrender for cancellation of any one or more Temporary Notes, the Issuer shall execute and the CARAT Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so delivered in exchange, the Temporary Notes shall in all respects be entitled to the same benefits under this CARAT Indenture as Definitive Notes.

     SECTION 2.4 Registration; Registration of Transfer and Exchange of CARAT 200_-_ Notes.

          (a) The Issuer shall cause to be kept the Note Register, comprising separate registers for each class of CARAT 200_-_ Notes, in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of the CARAT 200_-_ Notes and the registration of transfers and exchanges of the CARAT 200_-_ Notes. The CARAT Indenture Trustee shall initially be the Note Registrar for the purpose of registering the CARAT 200_-_ Notes and transfers of the CARAT 200_-_ Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor Note Registrar or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

          (b) If a Person other than the CARAT Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the CARAT Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The CARAT Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The CARAT Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the CARAT 200_-_ Noteholders and the principal amounts and number of such CARAT 200_-_ Notes.

          (c) Upon surrender for registration of transfer of any CARAT 200_-_ Note at the Corporate Trust Office of the CARAT Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such CARAT 200_-_ Notes to the Issuer by the CARAT Indenture Trustee), the Issuer shall execute, the CARAT Indenture Trustee shall authenticate and the CARAT 200_-_ Noteholder shall obtain from the CARAT Indenture Trustee, in the name of the designated transferee or transferees, one or more new CARAT 200_-_ Notes in any authorized denominations, of a like aggregate principal amount.

          (d) At the option of the CARAT 200_-_ Noteholder, CARAT 200_-_ Notes may be exchanged for other CARAT 200_-_ Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of such CARAT 200_-_ Notes to be exchanged at the Corporate Trust Office of the CARAT Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such CARAT 200_-_ Notes to the Issuer by the CARAT Indenture Trustee), the Issuer shall execute, and the CARAT Indenture Trustee shall authenticate and the CARAT 200_-_ Noteholder shall obtain from the CARAT Indenture Trustee, such CARAT 200_-_ Notes which the CARAT 200_-_ Noteholder making the exchange is entitled to receive.

          (e) All CARAT 200_-_ Notes issued upon any registration of transfer or exchange of other CARAT 200_-_ Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this CARAT Indenture, as the CARAT 200_-_ Notes surrendered upon such registration of transfer or exchange.

          (f) Every CARAT 200_-_ Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the CARAT Indenture Trustee and the Note Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office of the CARAT Indenture Trustee is located, or by a member firm of a national securities exchange, and such other documents as the CARAT Indenture Trustee may require.

          (g) No service charge shall be made to a Holder for any registration of transfer or exchange of CARAT 200_-_ Notes, but the Issuer or CARAT Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of CARAT 200_-_ Notes, other than exchanges pursuant to Sections 2.3 or 9.6 not involving any transfer.

          (h) By acquiring a CARAT 200_-_ Note or any interest therein, each purchaser and transferee shall be deemed to represent and warrant that either
(a) it is not acquiring the CARAT 200_-_ Note with the plan assets of a Benefit Plan or (b) the acquisition, holding and disposition of the CARAT 200_-_ Note will not give rise to a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

          (i) The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to transfer or make exchanges, and the Note Registrar need not register transfers or exchanges, of CARAT 200_-_ Notes that:
(i) have been selected for redemption pursuant to Article X, if applicable; (ii) are due for repayment within 15 days of submission to the Corporate Trust Office or the Agency Office; or (iii) with respect to any Private Notes or Class A-_ Notes, if Section 2.15 has not been complied with in connection with such transfer.

     SECTION 2.5 Mutilated, Destroyed, Lost or Stolen CARAT 200_-_ Notes.

          (a) If (i) any mutilated CARAT 200_-_ Note is surrendered to the CARAT Indenture Trustee, or the CARAT Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any CARAT 200_-_ Note, and
(ii) there is delivered to the CARAT Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the CARAT Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the CARAT Indenture Trustee that such CARAT 200_-_ Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon the Issuer's request the CARAT Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen CARAT 200_-_ Note, a replacement CARAT 200_-_ Note of a like class and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen CARAT 200_-_ Note, but not a mutilated CARAT 200_-_ Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement CARAT 200_-_ Note, the Issuer may make payment to the Holder of such destroyed, lost or stolen CARAT 200_-_ Note when so due or payable or upon the Redemption Date, if applicable, without surrender thereof.

          (b) If, after the delivery of a replacement CARAT 200_-_ Note or payment in respect of a destroyed, lost or stolen CARAT 200_-_ Note pursuant to
Section 2.5(a), a bona fide purchaser of the original CARAT 200_-_ Note in lieu of which such replacement CARAT 200_-_ Note was issued presents for payment such original CARAT 200_-_ Note, the Issuer and the CARAT Indenture Trustee shall be entitled to recover such replacement CARAT 200_-_ Note (or such payment) from
(i) any Person to whom it was delivered, (ii) the Person taking such replacement CARAT 200_-_ Note from the Person to whom such replacement CARAT 200_-_ Note was delivered; or (iii) any assignee of such Person, except a bona fide purchaser, and the Issuer and the CARAT Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the CARAT Indenture Trustee in connection therewith.

          (c) In connection with the issuance of any replacement CARAT 200_-_ Note under this Section 2.5, the Issuer may require the payment by the Holder of such CARAT 200_-_ Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the CARAT Indenture Trustee) connected therewith.

          (d) Any duplicate CARAT 200_-_ Note issued pursuant to this Section
2.5 in replacement for any mutilated, destroyed, lost or stolen CARAT 200_-_ Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen CARAT 200_-_ Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this CARAT Indenture equally and proportionately with any and all other CARAT 200_-_ Notes duly issued hereunder.

          (e) The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen CARAT 200_-_ Notes.

     SECTION 2.6 Persons Deemed CARAT 200_-_ Noteholders. Prior to due presentment for registration of transfer of any CARAT 200_-_ Note, the Issuer, the CARAT Indenture Trustee and any agent of the Issuer or the CARAT Indenture Trustee may treat the Person in whose name any CARAT 200_-_ Note is registered (as of the day of determination) as the CARAT 200_-_ Noteholder for the purpose of receiving payments of principal of and interest on such CARAT 200_-_ Note and for all other purposes whatsoever, whether or not such CARAT 200_-_ Note be overdue, and neither the Issuer, the CARAT Indenture Trustee nor any agent of the Issuer or the CARAT Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.7 Payment of Principal and Interest.

          (a) Interest on each class of CARAT 200_-_ Notes shall accrue in the manner set forth in Exhibit C-1 through Exhibit C-6, as applicable for such class, at the applicable Interest Rate for such class and will be due and payable on each Distribution Date in accordance with the priorities set forth in
Section 8.2(c). Any instalment of interest payable on any CARAT 200_-_ Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Note Distribution Account on the applicable Distribution Date and shall be paid to the Person in whose name such CARAT 200_-_ Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless and until Definitive Notes have been issued pursuant to
Section 2.12, with respect to CARAT 200_-_ Notes registered on the applicable Record Date in the name of the Note Depository (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository; provided, further, that with respect to any Private Notes or Class A-_ Notes, upon written request of the Holder thereof, payment shall be made by wire transfer of immediately available funds to the account designated by such Holder until further written notice from such Holder.

          (b) Prior to the occurrence of an Event of Default and a declaration in accordance with Section 5.2(a) that the CARAT 200_-_ Notes have become immediately due and payable, the principal of each class of CARAT 200_-_ Notes shall be payable in full on the Final Scheduled Distribution Date for such class and, to the extent of funds available therefor, in instalments on the Distribution Dates (if any) preceding the Final Scheduled Distribution Date for such class, in the amounts and in accordance with the priorities set forth in
Section 8.2(c)(ii) or (iii), as applicable. All principal payments on each class of CARAT 200_-_ Notes on any Distribution Date shall be made pro rata to the CARAT 200_-_ Noteholders of such class entitled thereto. Any instalment of principal payable on any CARAT 200_-_ Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Note Distribution Account on the applicable Distribution Date and shall be paid to the Person in whose name such CARAT 200_-_ Note (or one or more Predecessor CARAT 200_-_ Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, (A) unless and until Definitive Notes have been issued pursuant to Section 2.12, with respect to CARAT 200_-_ Notes registered on the Record Date in the name of the Note Depository, payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository and (B) with respect to any Private Notes or Class A-_ Notes, upon written request of the Holder thereof, payment shall be made by wire transfer of immediately available funds to the account designated by such Holder until further written notice from such Holder or, if no prior written wire transfer instructions have been given to the CARAT Indenture Trustee by such Person, by check mailed to such Person's address as it appears on the Note Register, except for, in each case: (i) the final instalment of principal on any CARAT 200_-_ Note and (ii) the Redemption Price for the CARAT 200_-_ Notes redeemed pursuant to Section 10.1, which, in each case, shall be payable as provided herein. The funds represented by any such checks in respect of interest or principal returned undelivered shall be held in accordance with Section 3.3.

          (c) From and after the occurrence of an Event of Default and a declaration in accordance with Section 5.2(a) that the CARAT 200_-_ Notes have become immediately due and payable, until such time as all Events of Default have been cured or waived as provided in Section 5.2(b), all interest and principal payments shall be allocated in the following order of priority:

               (i) first, for payment of interest pro rata on the Class A Notes, the Aggregate Class A Interest Distributable Amount;

               (ii) second, an amount equal to the Note Principal Balance of the Class A Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date with respect to the Class A Notes) for payment of principal pro rata on the Class A Notes;

               (iii) third, for payment of interest pro rata on the Class B Notes, the Aggregate Class B Interest Distributable Amount;

               (iv) fourth, an amount equal to the Note Principal Balance of the Class B Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date with respect to the Class B Notes) for payment of principal pro rata on the Class B Notes;

               (v) fifth, for payment of interest pro rata on the Class C Notes, the Aggregate Class C Interest Distributable Amount; and

               (vi) sixth, an amount equal to the Note Principal Balance of the Class C Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date with respect to the Class C Notes) for payment of principal pro rata on the Class C Notes.

          (d) With respect to any Distribution Date on which the final instalment of principal and interest on a class of CARAT 200_-_ Notes is to be paid, the CARAT Indenture Trustee on behalf of the Issuer shall notify each CARAT 200_-_ Noteholder of record of such class as of the Record Date for such Distribution Date of the fact that the final instalment of principal of and interest on such CARAT 200_-_ Note is to be paid on such Distribution Date. With respect to any such class of CARAT 200_-_ Notes, such notice shall be sent (i) on such Record Date by facsimile, if Book Entry Notes are outstanding; or (ii) not later than three Business Days after such Record Date in accordance with
Section 11.5(a) if Definitive Notes are outstanding, and shall specify that such final instalment shall be payable only upon presentation and surrender of such CARAT 200_-_ Note and shall specify the place where such CARAT 200_-_ Note may be presented and surrendered for payment of such instalment and the manner in which such payment shall be made. Notices in connection with redemptions of CARAT 200_-_ Notes shall be mailed to CARAT 200_-_ Noteholders as provided in
Section 10.2. Within 60 days of the surrender pursuant to this Section 2.7(d) or cancellation pursuant to Section 2.8 of all of the CARAT 200_-_ Notes of a particular class, the CARAT Indenture Trustee, if requested, shall provide each of the Rating Agencies with written notice stating that all CARAT 200_-_ Notes of such class have been surrendered or canceled.

     SECTION 2.8 Cancellation of CARAT 200_-_ Notes.

     All CARAT 200_-_ Notes surrendered for payment, redemption, exchange or registration of transfer shall, if surrendered to any Person other than the CARAT Indenture Trustee, be delivered to the CARAT Indenture Trustee and shall be promptly canceled by the CARAT Indenture Trustee. The Issuer may at any time deliver to the CARAT Indenture Trustee for cancellation any CARAT 200_-_ Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all CARAT 200_-_ Notes so delivered shall be promptly canceled by the CARAT Indenture Trustee. No CARAT 200_-_ Notes shall be authenticated in lieu of or in exchange for any CARAT 200_-_ Notes canceled as provided in this Section 2.8, except as expressly permitted by this CARAT Indenture. All canceled CARAT 200_-_ Notes may be held or disposed of by the CARAT Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, however, that such Issuer Order is timely and the CARAT 200_-_ Notes have not been previously disposed of by the CARAT Indenture Trustee. The CARAT Indenture Trustee shall certify to the Issuer upon request that surrendered CARAT 200_-_ Notes have been duly canceled and retained or destroyed, as the case may be.

     SECTION 2.9 Release of Collateral.

     The CARAT Indenture Trustee shall release property from the lien of this CARAT Indenture other than as permitted by Sections 3.20, 8.2, 8.4 and 11.1, only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel (to the extent required by the TIA) and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1).

     SECTION 2.10 Book-Entry Notes. Except as set forth in Section 2.15 with respect to the Private Notes, the CARAT 200_-_ Notes, upon original issuance, shall be issued in the form of a typewritten CARAT 200_-_ Note or CARAT 200_-_ Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, as the initial Clearing Agency, or its custodian, by or on behalf of the Issuer. Such CARAT 200_-_ Note or CARAT 200_-_ Notes shall be registered on the Note Register in the name of the Note Depository, and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such CARAT 200_-_ Note, except as provided in Section 2.12. Unless and until the Definitive Notes have been issued to Note Owners pursuant to Section 2.12:

          (a) the provisions of this Section 2.10 shall be in full force and effect;

          (b) the Note Registrar and the CARAT Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this CARAT Indenture (including the payment of principal of and interest on such CARAT 200_-_ Notes and the giving of instructions or directions hereunder) as the sole Holder of such CARAT 200_-_ Notes and shall have no obligation to the Note Owners;

          (c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this CARAT Indenture, the provisions of this
Section 2.10 shall control;

          (d) the rights of the Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such CARAT 200_-_ Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency shall make book-entry transfers between the Clearing Agency Participants and receive and transmit payments of principal of and interest on such CARAT 200_-_ Notes to such Clearing Agency Participants, pursuant to the Note Depository Agreement; and

          (e) whenever this CARAT Indenture requires or permits actions to be taken based upon instructions or directions of Holders of CARAT 200_-_ Notes evidencing a specified percentage of the Outstanding Amount of the Controlling Class the Clearing Agency shall be deemed to represent such percentage only to the extent that (i) it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the CARAT 200_-_ Notes; or
(ii) the CARAT Indenture Trustee has received such direction from the Note Owners directly.

     SECTION 2.11 Notices to Clearing Agency. Whenever a notice or other communication to the CARAT 200_-_ Noteholders is required under this CARAT Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the CARAT Indenture Trustee shall give all such notices and communications specified herein to be given to CARAT 200_-_ Noteholders to the Clearing Agency and shall have no other obligation to the Note Owners.

     SECTION 2.12 Definitive Notes. If (i) the Trust Administrator advises the CARAT Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Issuer is unable to locate a qualified successor; (ii) the Trust Administrator, at its option, advises the CARAT Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency; or (iii) after the occurrence of an Event of Default or a Trust Administrator Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Controlling Class advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the CARAT Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the CARAT Indenture Trustee of the typewritten CARAT 200_-_ Note or CARAT 200_-_ Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the CARAT Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the CARAT Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the CARAT Indenture Trustee shall recognize the Holders of the Definitive Notes as CARAT 200_-_ Noteholders.

     SECTION 2.13 Seller as CARAT 200_-_ Noteholder.

     The Seller in its individual or any other capacity may become the owner or pledgee of CARAT 200_-_ Notes of any class and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not the Seller.

     SECTION 2.14 Tax Treatment.

     The Seller and the CARAT Indenture Trustee, by entering into this CARAT Indenture, and the CARAT 200_-_ Noteholders, by acquiring any CARAT 200_-_ Note or interest therein, (i) express their intention that the CARAT 200_-_ Notes qualify under applicable tax law as indebtedness secured by the Collateral, and
(ii) unless otherwise required by appropriate taxing authorities, agree to treat the CARAT 200_-_ Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

     SECTION 2.15 Special Terms Applicable to Private Notes and Class A-_ Notes; Transfer of Beneficial Interest in Private Notes and Class A-_ Notes.

          (a) None of the Private Notes or Class A-_ Notes have been or will be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction. Consequently, the Private Notes and Class A-_ Notes are not transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of certain other provisions specified herein. The Private Notes or Class A-_ Notes or any interest therein are being sold in a private placement on the date hereof.

          (b) Thereafter, no further sale, pledge or other transfer of

     (I) any Private Note (or interest therein) may be made by any person unless either (i) such sale, pledge or other transfer is made to a "qualified institutional buyer" that executes a certificate, in the form attached hereto as Exhibit E or otherwise in form and substance satisfactory to the CARAT Indenture Trustee and the Seller, to the effect that (A) it is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A under the Securities Act, and (B) it is aware that the transferor of such Private Notes intends to rely on the exemption from the registration requirements of the Securities Act provided by Rule 144A under the Securities Act, or (ii) such sale, pledge or other transfer is otherwise made in a transaction exempt from the registration requirements of the Securities Act, in which case (A) the CARAT Indenture Trustee shall require that both the prospective transferor and the prospective transferee certify to the CARAT Indenture Trustee and the Seller in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the CARAT Indenture Trustee and the Seller, and (B) the CARAT Indenture Trustee shall require a written opinion of counsel (which will not be at the expense of the

          Seller, the Trust Administrator or the CARAT Indenture Trustee) satisfactory to the Seller and the CARAT Indenture Trustee to the effect that such transfer will not violate the Securities Act, or

     (II) any Class A-_ Note (or interest therein) may be made by any person unless either (i) such sale, pledge or other transfer is made to a "qualified institutional buyer" that delivers any necessary certifications pursuant to Section 2.15(d) or (e) and that (A) is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A under the Securities Act, and (B) it is aware that the transferor of such Class A-_ Notes intends to rely on the exemption from the registration requirements of the Securities Act provided by Rule 144A under the Securities Act, (ii) such sale, pledge or other transfer occurs outside of the United States to a non-U.S. Person in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act and that Person delivers any necessary certifications pursuant to Section 2.15(d) or (e), or (iii) such sale, pledge or other transfer is otherwise made in a transaction exempt from the registration requirements of the Securities Act, in which case (A) the CARAT Indenture Trustee shall require that both the prospective transferor and the prospective transferee certify to the CARAT Indenture Trustee and the Seller in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the CARAT Indenture Trustee and the Seller, and (B) the CARAT Indenture Trustee shall require a written opinion of counsel (which will not be at the expense of the Seller, the Trust Administrator or the CARAT Indenture Trustee) satisfactory to the Seller and the CARAT Indenture Trustee to the effect that such transfer will not violate the Securities Act.

Neither the Seller nor the CARAT Indenture Trustee will register any of the Private Notes or the Class A-_ Notes under the Securities Act, qualify any of the Private Notes or the Class A-_ Notes under the securities laws of any state or provide registration rights to any purchaser or holder thereof. The Private Notes shall be issued in the form of Definitive Notes and shall be in fully registered form. Sections 2.10, 2.11 and 2.12 of this CARAT Indenture shall not apply to the Private Notes.

          (c) Each Private Note shall bear a legend to the effect set forth in clause (I) of Section 2.15(b) above, and each Class A-_ Note shall bear a legend to the effect set forth in clause (II) of Section 2.15(b) above.

          (d) If a transfer of a beneficial interest held by the related transferor in the form of a Rule 144A Global Class A-_ Note to be held by the related transferee in the form of a Rule 144A Global Class A-_ Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Seller or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) a certificate from the CARAT 200_-_ Noteholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 hereto and a certificate from such CARAT 200_-_ Noteholder's prospective transferee substantially in the form attached as Exhibit D-2 hereto. If a transfer of a beneficial interest held by the related transferor in the form of a Rule 144A Global Class A-_ Note to be held by the related transferee in the form of a Temporary Regulation S Global Class A-_ Note, on or prior to the Exchange Date, or a Permanent Regulation S Global Class A-_ Note, after the Exchange Date, is to be made without registration under the Securities Act, then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt may conclusively rely upon) a certificate substantially in the form of Exhibit D-3 hereto (a "Regulation S Transfer Certificate") from the CARAT 200_-_ Noteholder desiring to effect such transfer or such other certification reasonably acceptable to the Seller and the Note Registrar, in either case to the effect that such transfer is being made in accordance with Rule 903 or Rule 904 of Regulation S and that, if such transfer occurs on or prior to the Exchange Date, the interest transferred will be held immediately thereafter through Euroclear or Clearstream.

          (e) If any transfer of a beneficial interest held by the related transferor in the form of a Temporary Regulation S Global Class A-_ Note or Permanent Regulation S Global Class A-_ Note is to be made without registration under the Securities Act, then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt may conclusively rely upon) (i) in the case of a transfer to a transferee that takes delivery in the form of a beneficial interest in a Rule 144A Global Class A-_ Note, a certificate from the CARAT 200_-_ Noteholder desiring to effect such transfer substantially in the form of Exhibit D-4 hereto (a "Rule 144A Transfer Certificate") or such other certification reasonably acceptable to the Seller and the Note Registrar; and
(ii) in the case of a transferee that takes delivery, in the form of a beneficial interest in a Temporary Regulation S Global Class A-_ Note, on or prior to the Exchange Date, or a Permanent Regulation S Global Class A-_ Note, after the Exchange Date, a Regulation S Transfer Certificate from the CARAT 200_-_ Noteholder desiring to effect such transfer or such other certification reasonably acceptable to the Seller and the Note Registrar, in either case to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S and that, if such transfer occurs on or prior to the Exchange Date, the interest transferred will be held immediately thereafter through Euroclear or Clearstream. A beneficial interest in the Class A-_ Notes held by the related transferor in the form of a Temporary Regulation S Global Class A-_ Note may be exchanged, only on or after the Exchange Date, for a beneficial interest held by the related transferor in the form of a Permanent Regulation S Global Class A-_ Note, upon delivery to the Note Registrar of a certification substantially in the form of Exhibit D-5 hereto (a "Clearing System Certificate").

                                   ARTICLE III
                                    COVENANTS

     SECTION 3.1 Payment of Principal and Interest.

     The Issuer shall duly and punctually pay the principal of and interest on the CARAT 200_-_ Notes in accordance with the CARAT 200_-_ Notes and this CARAT Indenture. On each Distribution Date and on the Redemption Date (if applicable), the Issuer shall cause amounts on deposit in the Note Distribution Account to be distributed to the CARAT 200_-_ Noteholders in accordance with Sections 2.7 and 8.2, less amounts properly withheld under the Code by any Person from a payment to any CARAT 200_-_ Noteholder of interest and/or principal. Any amounts so withheld shall be considered as having been paid by the Issuer to such CARAT 200_-_ Noteholder for all purposes of this CARAT Indenture.

     SECTION 3.2 Maintenance of Agency Office.

     As long as any of the CARAT 200_-_ Notes remains outstanding, the Issuer shall maintain in the Borough of Manhattan, the City of New York, an office (the "Agency Office"), being an office or agency where CARAT 200_-_ Notes may be surrendered to the Issuer for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the CARAT 200_-_ Notes and this CARAT Indenture may be served. The Issuer hereby initially appoints the CARAT Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the CARAT Indenture Trustee of the location, and of any change in the location, of the Agency Office. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the CARAT Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the CARAT Indenture Trustee, and the Issuer hereby appoints the CARAT Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.3 Money for Payments To Be Held in Trust.

          (a) As provided in Section 8.2(a) and (b), all payments of amounts due and payable with respect to any CARAT 200_-_ Notes that are to be made from amounts withdrawn from the Note Distribution Account pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the CARAT Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payments of CARAT 200_-_ Notes shall be paid over to the Issuer except as provided in this Section 3.3.

          (b) On or before each Distribution Date or the Redemption Date (if applicable), the Issuer shall deposit or cause to be deposited in the Note Distribution Account pursuant to Section 4.05 of the Trust Sale and Administration Agreement an aggregate sum sufficient to pay the amounts then becoming due with respect to the CARAT 200_-_ Notes, such sum to be held in trust for the benefit of the Persons entitled thereto.

          (c) The Issuer shall cause each Paying Agent other than the CARAT Indenture Trustee to execute and deliver to the CARAT Indenture Trustee an instrument in which such Paying Agent shall agree with the CARAT Indenture Trustee (and if the CARAT Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

               (i) hold all sums held by it for the payment of amounts due with respect to the CARAT 200_-_ Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the CARAT Indenture Trustee notice of any default by the Issuer (or any other obligor upon the CARAT 200_-_ Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the CARAT 200_-_ Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the CARAT Indenture Trustee, forthwith pay to the CARAT Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the CARAT Indenture Trustee all sums held by it in trust for the payment of CARAT 200_-_ Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any CARAT 200_-_ Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this CARAT Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the CARAT Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the CARAT Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the CARAT Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          (e) Subject to applicable laws with respect to escheat of funds, any money held by the CARAT Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any CARAT 200_-_ Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such CARAT 200_-_ Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the CARAT Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the CARAT Indenture Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be paid to the Issuer. The CARAT Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Holders whose CARAT 200_-_ Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the CARAT Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     SECTION 3.4 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this CARAT Indenture, the CARAT 200_-

_ Notes, the Collateral and each other instrument or agreement included in the CARAT Trust Estate.

     SECTION 3.5 Protection of CARAT Trust Estate; Acknowledgment of Pledge.

          (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and authorize or execute, as applicable, and deliver all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

               (i) maintain or preserve the lien and security interest (and the priority thereof) of this CARAT Indenture or carry out more effectively the purposes hereof, including by making the necessary filings of financing statements or amendments thereto within sixty days after the occurrence of any of the following and by promptly notifying the CARAT Indenture Trustee of any such filings: (A) any change in the Issuer's true legal name or any of its trade names, (B) any change in the location of the Issuer's jurisdiction or organization, (C) any merger or consolidation or other change in the Issuer's identity or organizational structure or jurisdiction of organization or jurisdiction in which the Issuer is located for purposes of the UCC and (D) any other change or occurrence that would make any financing statement or amendment thereto seriously misleading within the meaning of the UCC.

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this CARAT Indenture and the priority thereof;

               (iii) enforce the rights of the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders in any of the Collateral; or

               (iv) preserve and defend title to the CARAT Trust Estate and the rights of the CARAT Indenture Trustee and the Secured Parties in such CARAT Trust Estate against the claims of all persons and parties, and the Issuer hereby designates the CARAT Indenture Trustee its agent and attorney-in-fact to authorize and/or execute any financing statement, continuation statement or other instrument required by the CARAT Indenture Trustee pursuant to this Section 3.5.

          (b) The Issuer hereby authorizes the CARAT Indenture Trustee to file all financing statements naming the Issuer as debtor that are necessary or advisable to perfect, make effective or continue the lien and security interest of this CARAT Indenture, and authorizes the CARAT Indenture Trustee to take any such action without its signature.

     SECTION 3.6 Opinions as to CARAT Trust Estate.

          (a) On the Series 200_-_ Closing Date, the Issuer shall furnish to the CARAT Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this CARAT Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the authorization, execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest of this CARAT

Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) On or before March 15 in each calendar year, beginning March 15, 200_, the Issuer shall furnish to the CARAT Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this CARAT Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the authorization, execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this CARAT Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this CARAT Indenture. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this CARAT Indenture, any indentures supplemental hereto and any other requisite documents and the authorization, execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this CARAT Indenture until March 15 in the following calendar year.

     SECTION 3.7 Performance of Obligations; Administration of COLT 200_-_ Secured Notes.

          (a) The Issuer shall not take any action and shall use all reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the CARAT Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as otherwise expressly provided in this CARAT Indenture, the Trust Sale and Administration Agreement, the Pooling and Administration Agreement or such other instrument or agreement.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this CARAT Indenture, and any performance of such duties by a Person identified to the CARAT Indenture Trustee in the CARAT Basic Documents or an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Trust Administrator to assist the Issuer in performing its duties under this CARAT Indenture.

          (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this CARAT Indenture, the other CARAT Basic Documents and in the instruments and agreements included in the CARAT Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this CARAT Indenture, the Trust Sale and Administration Agreement and the Pooling and Administration Agreement in accordance with and within the time periods provided for herein and therein.

          (d) If the Issuer shall have knowledge of the occurrence of a Trust Administrator Default under the Trust Sale and Administration Agreement, the Issuer shall promptly notify the CARAT Indenture Trustee and the Rating Agencies thereof and shall specify in such notice the response or action, if any, the Issuer has taken or is taking with respect of such default. If a Trust Administrator Default shall arise from the failure of the Trust Administrator to perform any of its duties or obligations under the Trust Sale and Administration Agreement or the Pooling and Administration Agreement with respect to the COLT 200_-_ Secured Notes, the Issuer and the CARAT Indenture Trustee shall take all reasonable steps available to them pursuant to the Trust Sale and Administration Agreement and the Pooling and Administration Agreement to remedy such failure.

          (e) Without derogating from the absolute nature of the assignment granted to the CARAT Indenture Trustee under this CARAT Indenture or the rights of the CARAT Indenture Trustee hereunder, the Issuer agrees that it shall not, without the prior written consent of the CARAT Indenture Trustee or the Holders of at least a majority in Outstanding Amount of the Controlling Class, as applicable in accordance with the terms of this CARAT Indenture, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or any of the CARAT Basic Documents, or waive timely performance or observance by the Trust Administrator or the Seller under the Trust Sale and Administration Agreement or the Pooling and Administration Agreement or GMAC under the Pooling and Administration Agreement.

     SECTION 3.8 Negative Covenants. So long as any CARAT 200_-_ Notes are Outstanding, the Issuer shall not:

          (a) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except the Issuer may cause the Trust Administrator to (i) sell or otherwise dispose of Warranty Secured Notes and Administrative Secured Notes, (ii) make cash payments out of the Designated Accounts and the Certificate Distribution Account and (iii) take other actions, in each case as permitted by the CARAT Basic Documents;

          (b) claim any credit on, or make any deduction from the principal or interest payable in respect of the CARAT 200_-_ Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former CARAT 200_-_ Noteholder by reason of the payment of the taxes levied or assessed upon any part of the CARAT Trust Estate;

          (c) voluntarily commence any insolvency, readjustment of debt, marshaling of assets and liabilities or other proceeding, or apply for an order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(f); or

          (d) either (i) permit the validity or effectiveness of this CARAT Indenture or any other Basic Document to be impaired, or permit the lien of this CARAT Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the CARAT 200_-_ Notes under this CARAT Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this CARAT Indenture) to be created on or extend to or otherwise arise upon or burden the CARAT

Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Vehicle and arising solely as a result of an action or omission of the related Lessee), or (iii) permit the lien of this CARAT Indenture not to constitute a valid first priority security interest in the CARAT Trust Estate (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Vehicle and arising solely as a result of an action or omission of the related Lessee).

     SECTION 3.9 Annual Statement as to Compliance.

     The Issuer shall deliver to the CARAT Indenture Trustee on or before March 15 of each year, beginning March 15, 200_, an Officer's Certificate signed by an Authorized Officer, dated as of December 31 of the immediately preceding year, in each case stating that:

          (a) a review of the activities of the Issuer during the preceding 12-month period (or, with respect to the first such Officer's Certificate, such period as shall have elapsed since the Series 200_-_ Closing Date) and of performance under this CARAT Indenture has been made under such Authorized Officer's supervision; and

          (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this CARAT Indenture throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof. A copy of such certificate may be obtained by any CARAT 200_-_ Noteholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the CARAT Indenture Trustee.

     SECTION 3.10 Consolidation, Merger, etc., of Issuer; Disposition of Trust Assets.

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America, or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the CARAT Indenture Trustee, in form satisfactory to the CARAT Indenture Trustee, the due and timely payment of the principal of and interest on all CARAT 200_-_ Notes and the performance or observance of every agreement and covenant of this CARAT Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such merger or consolidation, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person;

               (iv) any action as is necessary to maintain the lien and security interest created by this CARAT Indenture shall have been taken; and

               (v) the Issuer shall have delivered to the CARAT Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer each stating:

                    (A) that such consolidation or merger and such supplemental indenture comply with this Section 3.10;

                    (B) that such consolidation or merger and such supplemental indenture shall have no material adverse tax consequence to the Issuer or any Financial Party; and

                    (C) that all conditions precedent herein provided for in this Section 3.10 have been complied with, which shall include any filing required by the Exchange Act.

          (b) Except as otherwise expressly permitted by this CARAT Indenture or the other CARAT Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the CARAT Trust Estate, to any Person, unless:

               (i) the Person that acquires such properties or assets of the Issuer (1) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and (2) by an indenture supplemental hereto, executed and delivered to the CARAT Indenture Trustee, in form satisfactory to the CARAT Indenture Trustee:

                    (A) expressly assumes the due and punctual payment of the principal of and interest on all CARAT 200_-_ Notes and the performance or observance of every agreement and covenant of this CARAT Indenture on the part of the Issuer to be performed or observed, all as provided herein or therein;

                    (B) expressly agrees that all right, title and interest so sold, conveyed, exchanged, transferred or otherwise disposed of shall be subject and subordinate to the rights of the Secured Parties;

                    (C) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this CARAT Indenture and the CARAT 200_-_ Notes; and

                    (D) expressly agrees that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the CARAT 200_-_ Notes;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person;

               (iv) any action as is necessary to maintain the lien and security interest created by this CARAT Indenture shall have been taken; and

               (v) the Issuer shall have delivered to the CARAT Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, each stating that:

                    (A) such sale, conveyance, exchange, transfer or disposition and such supplemental indenture comply with this Section 3.10;

                    (B) such sale, conveyance, exchange, transfer or disposition and such supplemental indenture have no material adverse tax consequence to the Trust or to any Financial Parties; and

                    (C) that all conditions precedent herein provided for in this Section 3.10 have been complied with, which shall include any filing required by the Exchange Act.

     SECTION 3.11 Successor or Transferee.

          (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this CARAT Indenture and the other CARAT Basic Documents with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of substantially all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this CARAT Indenture and the other CARAT Basic Documents to be observed or performed on the part of the Issuer with respect to the CARAT 200_-_ Notes immediately upon the delivery of written notice to the CARAT Indenture Trustee from the Person acquiring such assets and properties stating that the Issuer is to be so released.

     SECTION 3.12 No Other Business. The Issuer shall not engage in any business or activity other than acquiring, holding and managing the Collateral and the proceeds therefrom in the manner contemplated by the CARAT Basic Documents, issuing the CARAT 200_-_ Notes and the CARAT 200_-_ Certificates, making payments on the CARAT 200_-_ Notes and the CARAT 200_-_ Certificates and such other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the Trust Agreement.

     SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than indebtedness for money borrowed in respect of the CARAT 200_-_ Notes or otherwise in accordance with the CARAT Basic Documents.

     SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this CARAT Indenture or the other CARAT Basic Documents, the Issuer shall not make any loan or advance of credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.15 Trust Administrator's Obligations. The Issuer shall use its best efforts to cause the Trust Administrator to comply with its obligations under Section 3.07 of the Pooling and Administration Agreement and Sections 4.01 and 4.02 of the Trust Sale and Administration Agreement.

     SECTION 3.16 Capital Expenditures. The Issuer shall not make any expenditure (whether by long-term or operating lease or otherwise) for capital assets (either real, personal or intangible property) other than the purchase of the COLT 200_-_ Secured Notes and other property and rights from the Seller pursuant to the Trust Sale and Administration Agreement.

     SECTION 3.17 Restricted Payments. Except for payments of principal or interest on or redemption of the CARAT 200_-_ Notes, so long as any CARAT 200_-_ Notes are Outstanding, the Issuer shall not, directly or indirectly:

          (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the CARAT Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise, in each case with respect to any ownership or equity interest or similar security in or of the Issuer or to the Trust Administrator;

          (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

          (c) set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, distributions to the Trust Administrator, the Seller, the CARAT Indenture Trustee, the CARAT Owner Trustee, and the Financial Parties as permitted by, and to the extent funds are available for such purpose under, the Trust Sale and Administration Agreement, the Trust Agreement or the other CARAT Basic Documents. The Issuer shall not, directly or indirectly, make payments to or distributions from the CARAT Collection Account except in accordance with the CARAT Basic Documents.

     SECTION 3.18 Notice of Events of Default. The Issuer agrees to give the CARAT Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each Trust Administrator Default, each default on the part of the Seller or the Trust Administrator of its respective obligations under the Trust Sale and Administration Agreement and each default on the part of GMAC or the Trust Administrator of its respective obligations under the Pooling and Administration Agreement.

     SECTION 3.19 Further Instruments and Acts. Upon request of the CARAT Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this CARAT Indenture.

     SECTION 3.20 CARAT Indenture Trustee's Assignment of Administrative Secured Notes and Warranty Secured Notes. Upon receipt of the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Secured Note or a Warranty Secured Note, as the case may be, the CARAT Indenture Trustee shall assign, without recourse, representation or warranty, to the Trust Administrator or the Warranty Purchaser, as the case may be, all the CARAT Indenture Trustee's right, title and interest in and to such repurchased COLT 200_-_ Secured Note; the collateral therefor and the related rights assigned thereunder; such assignment being an assignment outright and not for security; and the Trust Administrator or the Warranty Purchaser, as applicable, shall thereupon own such COLT 200_-_ Secured Note, and all such security and documents, free of any further obligation to the CARAT Indenture Trustee, the CARAT 200_-_ Noteholders or the CARAT 200_-_ Certificateholders with respect thereto. If in any enforcement suit or legal proceeding it is held that the Trust Administrator may not enforce a COLT 200_-_ Secured Note on the ground that it is not a real party in interest or a holder entitled to enforce the COLT 200_-_ Secured Note, the CARAT Indenture Trustee shall, at the Trust Administrator's expense, take such steps as the Trust Administrator requests in writing and deems necessary to enforce the COLT 200_-_ Secured Note, including bringing suit in the CARAT Indenture Trustee's name or the names of the CARAT 200_-_ Noteholders or, pursuant to Section 4.4, the CARAT 200_-_ Certificateholders.

     SECTION 3.21 Representations and Warranties by the Issuer to the CARAT Indenture Trustee. The Issuer hereby represents and warrants to the CARAT Indenture Trustee as follows:

          (a) Good Title. No COLT 200_-_ Secured Note has been sold, transferred, assigned or pledged by the Issuer to any Person other than the CARAT Indenture Trustee; immediately prior to the conveyance of the COLT 200_-_ Secured Notes pursuant to this CARAT Indenture, the Issuer had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this CARAT Indenture by the Issuer, the CARAT Indenture Trustee shall have all of the right, title and interest of the Issuer in, to and under the COLT 200_-_ Secured Notes, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien. The Issuer has caused COLT to have the COLT 200_-_ Secured Notes registered in the name of the CARAT Indenture Trustee.

          (b) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the CARAT Indenture Trustee a first priority perfected security interest in the COLT 200_-_ Secured Notes shall have been made.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

     SECTION 4.1 Satisfaction and Discharge of CARAT Indenture. This CARAT Indenture shall cease to be of further effect with respect to the CARAT 200_-_ Notes except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen CARAT 200_-_ Notes; (iii) rights of CARAT 200_-_ Noteholders to receive payments of principal thereof and interest thereon; (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.18 and 3.20; (v) the rights, obligations and immunities of the CARAT Indenture Trustee hereunder (including the rights of the CARAT Indenture Trustee under Section 6.7 and the obligations of the CARAT Indenture Trustee under Sections 4.2 and 4.4); and (vi) the rights of CARAT 200_-_ Noteholders as beneficiaries hereof with respect to the property so deposited with the CARAT Indenture Trustee payable to all or any of them, and the CARAT Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this CARAT Indenture with respect to the CARAT 200_-_ Notes, if:

          (a)  either:

               (i) all CARAT 200_-_ Notes theretofore authenticated and delivered (other than (A) CARAT 200_-_ Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (B) CARAT 200_-_ Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the CARAT Indenture Trustee for cancellation; or

               (ii) all CARAT 200_-_ Notes not theretofore delivered to the CARAT Indenture Trustee for cancellation:

                    (A) have become due and payable,

                    (B) will be due and payable on their respective Final Scheduled Distribution Dates within one year, or

                    (C) are to be called for redemption within one year under arrangements satisfactory to the CARAT Indenture Trustee for the giving of notice of redemption by the CARAT Indenture Trustee in the name, and at the expense, of the Issuer or such CARAT 200_-_ Notes have been redeemed in accordance with Section 10.1, and the Issuer, in the case of clause (A), (B) or (C) of subsection 4.1(a)(ii) above, has irrevocably deposited or caused to be irrevocably deposited with the CARAT Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such CARAT 200_-_ Notes not theretofore delivered to the CARAT Indenture Trustee for cancellation when due on the Final Scheduled Distribution Date for such CARAT 200_-_ Notes or the Redemption Date for such CARAT 200_-_ Notes (if such CARAT 200_-_ Notes have been called for redemption pursuant to Section 10.1), as the case may be;

          (b) the Issuer has paid or caused to be paid all other sums payable hereunder or under any Third Party Instrument by the Issuer; and

          (c) the Issuer has delivered to the CARAT Indenture Trustee an Officer's Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the CARAT

Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this CARAT Indenture have been complied with.

     SECTION 4.2 Application of Trust Money. All monies deposited with the CARAT Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the CARAT 200_-_ Notes and this CARAT Indenture, to the payment, either directly or through any Paying Agent, as the CARAT Indenture Trustee may determine, to the Holders of the particular CARAT 200_-_ Notes for the payment or redemption of which such monies have been deposited with the CARAT Indenture Trustee, of all sums due and to become due thereon for principal and interest and to payment to any other Secured Party or any holder of any Third Party Instrument of all sums, if any, due or to become due to any other Secured Party or any holder of any Third Party Instrument under and in accordance with this CARAT Indenture; but such monies need not be segregated from other funds except to the extent required herein, in the Trust Sale and Administration Agreement, or as required by law.

     SECTION 4.3 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this CARAT Indenture with respect to the CARAT 200_-_ Notes, all monies then held by any Paying Agent other than the CARAT Indenture Trustee under the provisions of this CARAT Indenture with respect to such CARAT 200_-_ Notes shall, upon demand of the Issuer, be paid to the CARAT Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

     SECTION 4.4 Duration of Position of CARAT Indenture Trustee. Notwithstanding the earlier payment in full of all principal and interest due to the CARAT 200_-_ Noteholders under the terms of the CARAT 200_-_ Notes pursuant to Section 3.1 and the cancellation of the CARAT 200_-_ Notes, the CARAT Indenture Trustee shall continue to act in the capacity as CARAT Indenture Trustee hereunder for the benefit of the CARAT 200_-_ Certificateholders, for purposes of compliance with, and the CARAT Indenture Trustee shall comply with its obligations under, Sections 5.01(a), 7.02 and 7.03 of the Trust Sale and Administration Agreement, as appropriate, until such time as all payments in respect of Certificate Balance and interest due to the CARAT 200_-_ Certificateholders have been paid in full and in such capacity, the CARAT Indenture Trustee shall have the rights, benefits and immunities set forth in
Article VI hereof.

                                   ARTICLE V
                              DEFAULT AND REMEDIES

     SECTION 5.1 Events of Default. For the purposes of this CARAT Indenture, "Event of Default" wherever used herein, means any one of the following events:

          (a) failure to pay the full Noteholders' Interest Distributable Amount on the Controlling Class on any Distribution Date, and such default shall continue for a period of five days; or

          (b) except as set forth in Section 5.1(c), failure to pay any instalment of the principal of any CARAT 200_-_ Note as and when the same becomes due and payable, and such default continues unremedied for a period of 30 days after there shall have been given, by registered or certified mail, to the Seller (or the Trust Administrator, as applicable) by the CARAT Indenture Trustee or to the Seller (or the Trust Administrator, as applicable) and the CARAT Indenture Trustee by the Holders of not less than 25% of the Outstanding Amount of the Controlling Class, a written notice specifying such default and demanding that it be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (c) failure to pay in full the outstanding principal balance of any class of CARAT 200_-_ Notes by the Final Scheduled Distribution Date for such class; or

          (d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this CARAT Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere specifically dealt with in this Section 5.1) which failure materially and adversely affects the rights of the CARAT 200_-_ Noteholders, and such default shall continue or not be cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Seller (or the Trust Administrator, as applicable) by the CARAT Indenture Trustee or to the Seller (or the Trust Administrator, as applicable) and the CARAT Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Controlling Class, a written notice specifying such default, demanding that it be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the CARAT Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the CARAT Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

          (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the CARAT Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the CARAT Indenture Trustee within five Business Days after learning of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(d), its status and what action the Issuer is taking or proposes to take with respect thereto.

     SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.

          (a) If an Event of Default should occur and be continuing, then and in every such case, unless the principal amount of the CARAT 200_-_ Notes shall have already become due and payable, either the CARAT Indenture Trustee or the Holders of CARAT 200_-_ Notes representing not less than a majority of the Outstanding Amount of the Controlling Class may declare all the CARAT 200_-_ Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the CARAT Indenture Trustee if given by the CARAT 200_-_ Noteholders) setting forth the Event or Events of Default, and upon any such declaration the unpaid principal amount of such CARAT 200_-_ Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

          (b) At any time after such declaration of acceleration of maturity of the CARAT 200_-_ Notes has been made and before a judgment or decree for payment of the money due thereunder has been obtained by the CARAT Indenture Trustee as hereinafter provided in this Article V, the Holders of CARAT 200_-_ Notes representing a majority of the Outstanding Amount of the Controlling Class, by written notice to the Issuer and the CARAT Indenture Trustee, may waive all Defaults set forth in the notice delivered pursuant to Section 5.2(a), and rescind and annul such declaration and its consequences; provided, however, that no such rescission and annulment shall extend to or affect any other Default or impair any right consequent thereto; and provided, further, that if the CARAT Indenture Trustee shall have proceeded to enforce any right under this CARAT Indenture and such Proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason, or such Proceedings shall have been determined adversely to the CARAT Indenture Trustee, then and in every such case, the CARAT Indenture Trustee, the Issuer and the CARAT 200_-_ Noteholders, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the CARAT Indenture Trustee, the Issuer and the CARAT 200_-_ Noteholders, as the case may be, shall continue as though no such Proceedings had been commenced.

     SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by CARAT Indenture Trustee.

          (a) The Issuer covenants that if an Event of Default occurs and such Event of Default has not been waived pursuant to Section 5.12, the Issuer shall, upon demand of the CARAT Indenture Trustee, pay to the CARAT Indenture Trustee, for the ratable benefit of the CARAT 200_-_ Noteholders in accordance with their respective outstanding principal amounts, the whole amount then due and payable on such CARAT 200_-_ Notes for principal and interest, with interest upon the overdue principal, at the rate borne by the CARAT 200_-_ Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the CARAT Indenture Trustee and its agents and counsel.

          (b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the CARAT Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such CARAT 200_-_ Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such CARAT 200_-_ Notes, wherever situated, the monies adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the CARAT Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the CARAT 200_-_ Noteholders, by such appropriate Proceedings as the CARAT Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this CARAT Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the CARAT Indenture Trustee by this CARAT Indenture or by applicable law.

          (d) If there shall be pending, relative to the Issuer or any other obligor upon the CARAT 200_-_ Notes or any Person having or claiming an ownership interest in the CARAT Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the CARAT 200_-_ Notes, or to the creditors or property of the Issuer or such other obligor, the CARAT Indenture Trustee, irrespective of whether the principal of any CARAT 200_-_ Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the CARAT Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the CARAT 200_-_ Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the CARAT Indenture Trustee (including any claim for reasonable compensation to the CARAT Indenture Trustee and each predecessor trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the CARAT Indenture Trustee and each predecessor trustee, except as a result of negligence, fraud or bad faith) and of the CARAT 200_-_ Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of CARAT 200_-_ Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the CARAT 200_-_ Noteholders and of the CARAT Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the CARAT Indenture Trustee or the

Holders of CARAT 200_-_ Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such CARAT 200_-_ Noteholders to make payments to the CARAT Indenture Trustee for application in accordance with the priorities set forth in the CARAT Basic Documents, and, if the CARAT Indenture Trustee shall consent to the making of payments directly to such CARAT 200_-_ Noteholders, to pay to the CARAT Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the CARAT Indenture Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the CARAT Indenture Trustee and each predecessor trustee except as a result of negligence, fraud or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the CARAT Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any CARAT 200_-_ Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the CARAT 200_-_ Notes or the rights of any Holder thereof or to authorize the CARAT Indenture Trustee to vote in respect of the claim of any CARAT 200_-_ Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this CARAT Indenture, or under any of the CARAT 200_-_ Notes, may be enforced by the CARAT Indenture Trustee without the possession of any of the CARAT 200_-_ Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the CARAT Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the CARAT Indenture Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the benefit of the Secured Parties in accordance with the priorities set forth in the CARAT Basic Documents.

          (g) In any Proceedings brought by the CARAT Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this CARAT Indenture to which the CARAT Indenture Trustee shall be a party), the CARAT Indenture Trustee shall be held to represent all the CARAT 200_-_ Noteholders, and it shall not be necessary to make any CARAT 200_-_ Noteholder a party to any such Proceedings.

     SECTION 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing and the CARAT 200_-_ Notes have been accelerated under Section 5.2(a), the CARAT Indenture Trustee may do one or more of the following (subject to Section 5.3 and Section 5.5):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then due and payable on the CARAT 200_-_ Notes or under this CARAT Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such CARAT 200_-_ Notes monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this CARAT Indenture with respect to the CARAT Trust Estate;

               (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders; and

               (iv) sell the CARAT Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law or elect to have the Issuer maintain possession of the CARAT Trust Estate and continue to apply payments on the COLT 200_-_ Secured Notes as if there had been no declaration of acceleration; provided, however, that the CARAT Indenture Trustee may not sell or otherwise liquidate the CARAT Trust Estate following an Event of Default and acceleration of the CARAT 200_-_ Notes, unless (i) (A) the Holders of all of the aggregate Outstanding Amount of the CARAT 200_-_ Notes consent thereto or (B) the proceeds of such sale or liquidation distributable to the CARAT 200_-_ Noteholders are sufficient to discharge in full the principal of and the accrued interest on the CARAT 200_-_ Notes, each at the date of such sale or liquidation or (C) (x) there has been an Event of Default under Section 5.1(a), (b) or (c) or otherwise arising from a failure to make a required payment of principal on any CARAT 200_-_ Notes, (y) the CARAT Indenture Trustee determines that the CARAT Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the CARAT 200_-_ Notes as and when they would have become due if the CARAT 200_-_ Notes had not been declared due and payable, and
(z) the CARAT Indenture Trustee obtains the consent of the Holders of a majority of the aggregate Outstanding Amount of the Controlling Class and (ii) ten days' prior written notice of sale or liquidation has been given to the Rating Agencies. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the CARAT Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the CARAT Trust Estate for such purpose.

          (b) If the CARAT Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

               FIRST: to the CARAT Indenture Trustee for amounts due under
          Section 6.7 and then to the CARAT Owner Trustee for amounts due to the CARAT Owner Trustee (not including amounts due for payments to the CARAT 200_-_ Certificateholders) under the Trust Agreement or the Trust Sale and Administration Agreement; and

               SECOND: to the CARAT Collection Account, for distribution pursuant to Sections 8.01(b) and (e) of the Trust Sale and Administration Agreement.

     SECTION 5.5 Optional Preservation of the CARAT Trust Estate. If the CARAT 200_-_ Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled in accordance with Section 5.2(b), the CARAT Indenture Trustee may, but need not elect to, take and maintain possession of the CARAT Trust Estate. It is the desire of the parties hereto and the Secured Parties that there be at all times sufficient funds for the payment of the Secured Obligations to the Secured Parties and the CARAT Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the CARAT Trust Estate. In determining whether to take and maintain possession of the CARAT Trust Estate, the CARAT Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the CARAT Trust Estate for such purpose.

     SECTION 5.6 Limitation of Suits. No Holder of any CARAT 200_-_ Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this CARAT Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the CARAT Indenture Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% of the Outstanding Amount of the Controlling Class have made written request to the CARAT Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as CARAT Indenture Trustee hereunder;

          (c) such Holder or Holders have offered to the CARAT Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (d) the CARAT Indenture Trustee for 60 days after its receipt of such notice under Section 5.6 of the COLT Indenture, request and offer of indemnity has failed to institute such Proceedings; and

          (e) no direction inconsistent with such written request has been given to the CARAT Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Controlling Class;

it being understood and intended that no one or more Holders of CARAT 200_-_ Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this CARAT Indenture to affect, disturb or prejudice the rights of any other Holders of CARAT 200_-_ Notes or to obtain or to seek to obtain priority or preference over any other Holders of CARAT 200_-_ Notes or to enforce any right under this CARAT Indenture, except in the manner herein provided and for the equal, ratable (on the basis of the respective aggregate amount of principal and interest, respectively, due and unpaid on the CARAT 200_-_ Notes held by each CARAT 200_-_ Noteholder) and common benefit of all holders of CARAT 200_-_ Notes. For the protection and enforcement of the provisions of this Section 5.6, each and every CARAT 200_-_ Noteholder shall be entitled to such relief as can be given either at law or in equity.

          If the CARAT Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of CARAT 200_-_ Notes, each representing less than a majority of the Outstanding Amount of the Controlling Class, the CARAT Indenture Trustee shall take the action requested by the group representing the higher percentage of the Outstanding Amount of the Controlling Class, notwithstanding any other provisions of this CARAT Indenture.

     SECTION 5.7 Unconditional Rights of CARAT 200_-_ Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this CARAT Indenture, the Holder of any CARAT 200_-_ Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, on such CARAT 200_-_ Note on or after the respective due dates thereof expressed in such CARAT 200_-_ Note or in this CARAT Indenture (or, in the case of redemption, if applicable, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.8 Restoration of Rights and Remedies. If the CARAT Indenture Trustee or any CARAT 200_-_ Noteholder has instituted any Proceeding to enforce any right or remedy under this CARAT Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the CARAT Indenture Trustee or to such CARAT 200_-_ Noteholder, then and in every such case the Issuer, the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders shall, subject to any determination in such Proceeding, be restored severally to their respective former positions hereunder, and thereafter all rights and remedies of the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the CARAT Indenture Trustee or to the CARAT 200_-_ Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the CARAT Indenture Trustee or any Holder of any CARAT 200_-_ Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the CARAT Indenture Trustee or to the CARAT 200_-_ Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the CARAT Indenture Trustee or by the CARAT 200_-_ Noteholders, as the case may be.

     SECTION 5.11 Control by CARAT 200_-_ Noteholders. The Holders of a majority of the Outstanding Amount of the Controlling Class shall, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the CARAT Indenture Trustee, have the right to direct the time, method and place of conducting any

Proceeding for any remedy available to the CARAT Indenture Trustee with respect to the CARAT 200_-_ Notes or exercising any trust or power conferred on the CARAT Indenture Trustee; provided, however, that:

          (a) such direction shall not be in conflict with any rule of law or with this CARAT Indenture;

          (b) subject to the express terms of Section 5.4, any direction to the CARAT Indenture Trustee to sell or liquidate the CARAT Trust Estate shall be by the Holders of CARAT 200_-_ Notes representing not less than 100% of the Outstanding Amount of the CARAT 200_-_ Notes;

          (c) if the conditions set forth in Section 5.5 have been satisfied and the CARAT Indenture Trustee elects to retain the CARAT Trust Estate pursuant to
Section 5.5, then any direction to the CARAT Indenture Trustee by Holders of CARAT 200_-_ Notes representing less than 100% of the Outstanding Amount of the CARAT 200_-_ Notes to sell or liquidate the CARAT Trust Estate shall be of no force and effect; and

          (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.1, the CARAT Indenture Trustee need not take any action that it determines might cause it to incur any liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     SECTION 5.12 Waiver of Past Defaults.

          (a) Prior to the declaration of the acceleration of the maturity of the CARAT 200_-_ Notes as provided in Section 5.2, the Holders of not less than a majority of the Outstanding Amount of the Controlling Class may waive any past Default or Event of Default and its consequences except a Default (i) in the payment of principal of or interest on any of the CARAT 200_-_ Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each CARAT 200_-_ Note. In the case of any such waiver, the Issuer, the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this CARAT Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 5.13 Undertaking for Costs. All parties to this CARAT Indenture agree, and each Holder of any CARAT 200_-_ Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this CARAT Indenture, or in any Proceeding against the CARAT Indenture Trustee for any action taken, suffered or omitted by it as Indenture

Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 5.13 shall not apply to:

          (a) any Proceeding instituted by the CARAT Indenture Trustee;

          (b) any Proceeding instituted by the any CARAT 200_-_ Noteholder, or group of CARAT 200_-_ Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Controlling Class; or

          (c) any Proceeding instituted by any CARAT 200_-_ Noteholder for the enforcement of the payment of principal of or interest on any CARAT 200_-_ Note on or after the respective due dates expressed in such CARAT 200_-_ Note and in this CARAT Indenture (or, in the case of redemption, on or after the Redemption
Date).

     SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this CARAT Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the CARAT Indenture Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15 Action on CARAT 200_-_ Notes. The CARAT Indenture Trustee's right to seek and recover judgment on the CARAT 200_-_ Notes or under this CARAT Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this CARAT Indenture. Neither the lien of this CARAT Indenture nor any rights or remedies of the CARAT Indenture Trustee or the CARAT 200_-_ Noteholders shall be impaired by the recovery of any judgment by the CARAT Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the CARAT Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the CARAT Indenture Trustee shall be applied in accordance with Section 5.4(b).

     SECTION 5.16 Performance and Enforcement of Certain Obligations.

          (a) Promptly following a request from the CARAT Indenture Trustee to do so and at the Trust Administrator's expense, the Issuer agrees to take all such lawful action as the CARAT Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Trust Administrator of their respective obligations to the Issuer under or in connection with the Trust Sale and Administration Agreement and the Pooling and Administration Agreement or by GMAC of its obligations under or in connection with the Pooling and Administration Agreement in accordance with the terms thereof or by any obligor under a Third Party Instrument of its obligations under or in accordance with a Third Party Instrument in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Trust Sale and Administration Agreement, the Pooling and Administration Agreement and any Third Party Instrument to the extent and in the manner directed by the CARAT Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Trust Administrator, or any obligor under a Third Party Instrument thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Trust Administrator or any obligor under a Third Party Instrument of their respective obligations under the Trust Sale and Administration Agreement, the Pooling and Administration Agreement, and any Third Party Instrument.

          (b) If an Event of Default has occurred and is continuing, the CARAT Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the Controlling Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Trust Administrator or any obligor under a Third Party Instrument under or in connection with the Trust Sale and Administration Agreement, the Pooling and Administration Agreement or a Third Party Instrument, including the right or power to take any action to compel or secure performance or observance by the Seller or the Trust Administrator of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Trust Sale and Administration Agreement, and any right of the Issuer to take such action shall be suspended.

          (c) If an Event of Default has occurred and is continuing, the CARAT Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the CARAT 200_-_ Notes shall, exercise all rights, remedies, powers, privileges and claims of the Seller against GMAC under or in connection with the Pooling and Administration Agreement, including the right or power to take any action to compel or secure performance or observance by GMAC of each of its obligations to the Seller thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Pooling and Administration Agreement, and any right of the Seller to take such action shall be suspended.

                                   ARTICLE VI
                           THE CARAT INDENTURE TRUSTEE

     SECTION 6.1 Duties of CARAT Indenture Trustee.

          (a) If an Event of Default has occurred and is continuing, the CARAT Indenture Trustee shall exercise the rights and powers vested in it by this CARAT Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) (i) Except during the continuance of an Event of Default, the CARAT Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this CARAT Indenture and the Trust Sale and Administration Agreement and no implied covenants or obligations shall be read into this CARAT Indenture, the Trust Sale and Administration Agreement or any other Basic Document against the CARAT Indenture Trustee.

               (ii) In the absence of bad faith on its part, the CARAT Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the CARAT Indenture Trustee and conforming to the requirements of this CARAT Indenture; provided, however, that the CARAT Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this CARAT Indenture.

          (c) The CARAT Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this Section 6.1(c) does not limit the effect of Section 6.1(b);

               (ii) the CARAT Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the CARAT Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the CARAT Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to any provision of this CARAT Indenture or any other CARAT Basic Document.

          (d) The CARAT Indenture Trustee shall not be liable for interest on any money received by it except as the CARAT Indenture Trustee may agree in writing with the Issuer.

          (e) Money held in trust by the CARAT Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this CARAT Indenture or the Trust Sale and Administration Agreement or the Trust Agreement.

          (f) No provision of this CARAT Indenture or any other CARAT Basic Document shall require the CARAT Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (g) Every provision of this CARAT Indenture and each other CARAT Basic Document relating to the CARAT Indenture Trustee shall be subject to the provisions of this Section 6.1 and the provisions of the TIA.

          (h) The CARAT Indenture Trustee shall have no liability or responsibility for the acts or omissions of any other party to any of the CARAT Basic Documents.

          (i) In no event shall the CARAT Indenture Trustee be liable for any damages in the nature of special, indirect or consequential damages, however styled, including lost profits, even if the CARAT Indenture Trustee has been advised of the likelihood of such loss or damage.

     SECTION 6.2 Rights of CARAT Indenture Trustee.

          (a) The CARAT Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The CARAT Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the CARAT Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The CARAT Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The CARAT Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the CARAT Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The CARAT Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the CARAT Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The CARAT Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this CARAT Indenture and the CARAT 200_-_ Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The CARAT Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this CARAT Indenture at the request or direction of any of the Holders pursuant to this CARAT Indenture, unless such Holders shall have offered to the CARAT Indenture Trustee security or indemnity satisfactory to the CARAT Indenture Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (g) The CARAT Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the CARAT Indenture Trustee, in its direction, may make such further inquiry or investigation into such facts or matters as it may see fit.

          (h) The CARAT Indenture Trustee shall not be deemed to have notice of any Default, Event of Default or Trust Administrator Default unless a Responsible Officer of the CARAT Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the CARAT Indenture Trustee at the Corporate Trust Office of the CARAT Indenture Trustee, and such notice references the Securities and this CARAT Indenture.

          (i) The rights, privileges, protections, immunities and benefits given to the CARAT Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the CARAT Indenture Trustee in each of its capacities hereunder, including its capacity under
Section 4.4 hereof, and in connection with the performance of any of its duties or obligations under any of the CARAT Basic Documents.

     SECTION 6.3 CARAT Indenture Trustee May Own CARAT 200_-_ Notes. The CARAT Indenture Trustee in its individual or any other capacity may become the owner or pledgee of CARAT 200_-_ Notes and may otherwise deal with the Issuer, the Trust Administrator or any of their respective Affiliates with the same rights it would have if it were not CARAT Indenture Trustee; provided, however, that the CARAT Indenture Trustee shall comply with Sections 6.10 and 6.11. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

     SECTION 6.4 CARAT Indenture Trustee's Disclaimer. The CARAT Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of any CARAT Basic Document, including this CARAT Indenture or the CARAT 200_-_ Notes, it shall not be accountable for the Issuer's use of the proceeds from the CARAT 200_-_ Notes, and it shall not be responsible for any statement of the Issuer in the CARAT Indenture or in any document issued in connection with the sale of the CARAT 200_-_ Notes or in the CARAT 200_-_ Notes other than the CARAT Indenture Trustee's certificate of authentication.

     SECTION 6.5 Notice of Default. If a Default occurs and is continuing and if it is known to a Responsible Officer of the CARAT Indenture Trustee, the CARAT Indenture Trustee shall mail to each CARAT 200_-_ Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal or of interest on any CARAT 200_-_ Note, the CARAT Indenture Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of the CARAT 200_-_ Noteholders.

     SECTION 6.6 Reports by CARAT Indenture Trustee.

          (a) The CARAT Indenture Trustee shall deliver to each CARAT 200_-_ Noteholder the documents and information set forth in Article VII, and, in addition, all such information with respect to the CARAT 200_-_ Notes as may be required to enable such Holder to prepare its federal and state income tax returns.

          (b) The CARAT Indenture Trustee shall:

               (i) deliver to COLT, the Seller, the CARAT Owner Trustee, the COLT Owner Trustee and the Trust Administrator a report of its assessment of compliance with the minimum Servicing Criteria regarding general servicing, cash and collection administration, investor remittances and reporting, and pool asset administration during the preceding calendar year, including disclosure of any material instance of non-compliance identified by the CARAT Indenture Trustee, as required by Rule 13a-18 and Rule 15d-18 of the Exchange Act, and
Item 1122 of Regulation AB under the Securities Act;

               (ii) cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to COLT, the Seller, the CARAT Owner Trustee, the COLT Owner Trustee and the Trust Administrator an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, on the assessment of compliance with Servicing Criteria with respect to the prior calendar year for inclusion in COLT's or the Issuer's 10-K filing; such attestation report shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

               (iii) deliver to COLT, the Seller and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rule 13a-14(d) and Rule 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of COLT, CARI or the Issuer with respect to the CARAT 200_-SN__ securitization transaction a certification substantially in the form attached hereto as Exhibit F or such form as mutually agreed upon by COLT, the Seller and the CARAT Indenture Trustee; the CARAT Indenture Trustee acknowledges that the parties identified in this clause (iii) may rely on the certification provided by the CARAT Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

          (c) The reports referred to in Section 6.6(b) shall be delivered on or before March 15 of each year that a 10-K filing is required to be filed by COLT or the Issuer, beginning March 15, 200_.

     SECTION 6.7 Compensation; Indemnity.

          (a) The Issuer shall cause the Trust Administrator pursuant to Section
3.05 of the Pooling and Administration Agreement to pay to the CARAT Indenture Trustee from time to time reasonable compensation for its services. The CARAT Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Trust Administrator pursuant to Section 3.05 of the Pooling and Administration Agreement to reimburse the CARAT Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the CARAT Indenture Trustee's agents, external counsel, accountants and experts. The Issuer shall cause the Trust Administrator to indemnify the CARAT Indenture Trustee in accordance with Section 6.01 of the Trust Sale and Administration Agreement.

          (b) The Issuer's obligations to the CARAT Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this CARAT Indenture. When the CARAT Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(e) or (f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     SECTION 6.8 Replacement of CARAT Indenture Trustee.

          (a) The CARAT Indenture Trustee may at any time give notice of its intent to resign by so notifying the Issuer; provided, however, that no such resignation shall become effective and the CARAT Indenture Trustee shall not resign prior to the time set forth in Section 6.8(c). The Holders of a majority in Outstanding Amount of the Controlling Class may remove the CARAT Indenture Trustee by so notifying the CARAT Indenture Trustee and may appoint a successor CARAT Indenture Trustee. Such resignation or removal shall become effective in accordance with Section 6.8(c). The Issuer shall remove the CARAT Indenture Trustee if:

               (i) the CARAT Indenture Trustee fails to comply with Section
6.11;

               (ii) the CARAT Indenture Trustee is adjudged bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the CARAT Indenture Trustee or its property; or

               (iv) the CARAT Indenture Trustee otherwise becomes incapable of acting.

          (b) If the CARAT Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the CARAT Indenture Trustee for any reason (the CARAT Indenture Trustee in such event being referred to herein as the retiring CARAT Indenture Trustee), the Issuer shall promptly appoint and designate a successor CARAT Indenture Trustee.

          (c) A successor CARAT Indenture Trustee shall deliver a written acceptance of its appointment and designation to the retiring CARAT Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring CARAT Indenture Trustee shall become effective, and the successor CARAT Indenture Trustee shall have all the rights, powers and duties of the CARAT Indenture Trustee under this CARAT Indenture. The successor CARAT Indenture Trustee shall mail a notice of its succession to CARAT 200_-_ Noteholders. The retiring CARAT Indenture Trustee shall promptly transfer all property held by it as CARAT Indenture Trustee to the successor CARAT Indenture Trustee.

          (d) If a successor CARAT Indenture Trustee does not take office within 60 days after the CARAT Indenture Trustee gives notice of its intent to resign or is removed, the retiring Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Controlling Class may petition any court of competent jurisdiction for the appointment and designation of a successor CARAT Indenture Trustee.

          (e) If the CARAT Indenture Trustee fails to comply with Section 6.11, any CARAT 200_-_ Noteholder may petition any court of competent jurisdiction for the removal of the CARAT Indenture Trustee and the appointment of a successor CARAT Indenture Trustee.

          (f) Notwithstanding the replacement of the CARAT Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section 6.7 and the Trust Administrator's corresponding obligations under the Trust Sale and Administration Agreement and the Pooling and Administration Agreement shall continue for the benefit of the retiring CARAT Indenture Trustee.

     SECTION 6.9 Merger or Consolidation of CARAT Indenture Trustee.

          (a) Any corporation into which the CARAT Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the CARAT Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the CARAT Indenture Trustee, shall be the successor of the CARAT Indenture Trustee under this CARAT Indenture; provided, however, that such corporation shall be eligible under the provisions of Section 6.11, without the execution or filing of any instrument or any further act on the part of any of the parties to this CARAT Indenture, anything in this CARAT Indenture to the contrary notwithstanding.

          (b) If at the time such successor or successors by merger or consolidation to the CARAT Indenture Trustee shall succeed to the trusts created by this CARAT Indenture, any of the CARAT 200_-_ Notes shall have been authenticated but not delivered, any such successor to the CARAT Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such CARAT 200_-_ Notes so authenticated, and in case at that time any of the CARAT 200_-_ Notes shall not have been authenticated, any successor to the CARAT Indenture Trustee may authenticate such CARAT 200_-_ Notes either in the name of any predecessor hereunder or in the name of the successor to the CARAT Indenture Trustee. In all such cases such certificate of authentication shall have the same full force as is provided anywhere in the CARAT 200_-_ Notes or herein with respect to the certificate of authentication of the CARAT Indenture Trustee.

     SECTION 6.10 Appointment of Co-CARAT Indenture Trustee or Separate CARAT Indenture Trustee.

          (a) Notwithstanding any other provisions of this CARAT Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the CARAT Trust Estate or any Vehicle may at the time be located, the CARAT Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the CARAT Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties (only to the extent expressly provided herein), such title to the CARAT Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the CARAT Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to CARAT 200_-_ Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the CARAT Indenture Trustee shall be conferred or imposed upon and exercised or performed by the CARAT Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the CARAT Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the CARAT Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the CARAT Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the CARAT Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the CARAT Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the CARAT Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this CARAT Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the CARAT Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this CARAT Indenture, specifically including every provision of this CARAT Indenture relating to the conduct of, affecting the liability of, or affording protection to, the CARAT Indenture Trustee. Every such instrument shall be filed with the CARAT Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the CARAT Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this CARAT Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the CARAT Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.11 Eligibility; Disqualification. The CARAT Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The CARAT Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and (unless waived by Moody's) it shall have a long term unsecured debt rating of Baa3 or better by Moody's. The CARAT Indenture Trustee shall comply with TIA
Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     SECTION 6.12 Preferential Collection of Claims Against Issuer. The CARAT Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in

TIA Section 311(b). A trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

     SECTION 6.13 Representations and Warranties of CARAT Indenture Trustee. The CARAT Indenture Trustee represents and warrants as of the Series 200_-_ Closing Date that:

          (a) the CARAT Indenture Trustee (i) is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and (ii) satisfies the eligibility criteria set forth in Section 6.11;

          (b) the CARAT Indenture Trustee has full power, authority and legal right to execute, deliver and perform this CARAT Indenture, and has taken all necessary action to authorize the execution, delivery and performance by it of this CARAT Indenture;

          (c) the execution, delivery and performance by the CARAT Indenture Trustee of this CARAT Indenture (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the CARAT Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the CARAT Indenture Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the CARAT Indenture Trustee, or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the CARAT Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the CARAT Indenture Trustee's performance or ability to perform its duties under this CARAT Indenture or on the transactions contemplated in this CARAT Indenture;

          (d) the execution, delivery and performance by the CARAT Indenture Trustee of this CARAT Indenture shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the CARAT Indenture Trustee; and

          (e) this CARAT Indenture has been duly executed and delivered by the CARAT Indenture Trustee and constitutes the legal, valid and binding agreement of the CARAT Indenture Trustee, enforceable in accordance with its terms.

     SECTION 6.14 CARAT Indenture Trustee May Enforce Claims Without Possession of CARAT 200_-_ Notes. All rights of action and claims under this CARAT Indenture or the CARAT 200_-_ Notes may be prosecuted and enforced by the CARAT Indenture Trustee without the possession of any of the CARAT 200_-_ Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the CARAT Indenture Trustee shall be brought in its own name as CARAT Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the CARAT Indenture Trustee, its agents and counsel, be for the ratable benefit of the CARAT 200_-_ Noteholders and (only to the extent expressly provided herein) the CARAT 200_-_ Certificateholders in respect of which such judgment has been obtained.

     SECTION 6.15 Suit for Enforcement. If an Event of Default shall occur and be continuing, the CARAT Indenture Trustee, in its discretion may, subject to the provisions of Section 6.1, proceed to protect and enforce its rights and the rights of the CARAT 200_-_ Noteholders under this CARAT Indenture by Proceeding whether for the specific performance of any covenant or agreement contained in this CARAT Indenture or in aid of the execution of any power granted in this CARAT Indenture or for the enforcement of any other legal, equitable or other remedy as the CARAT Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the CARAT Indenture Trustee or the CARAT 200_-_ Noteholders.

     SECTION 6.16 Rights of CARAT 200_-_ Noteholders to Direct CARAT Indenture Trustee. The Holders of CARAT 200_-_ Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the CARAT Indenture Trustee or exercising any trust or power conferred on the CARAT Indenture Trustee; provided, however, that subject to
Section 6.1, the CARAT Indenture Trustee shall have the right to decline to follow any such direction if the CARAT Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the CARAT Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability; and provided, further, that nothing in this CARAT Indenture shall impair the right of the CARAT Indenture Trustee to take any action deemed proper by the CARAT Indenture Trustee and which is not inconsistent with such direction by the CARAT 200_-_ Noteholders.

                                  ARTICLE VII
                      CARAT NOTEHOLDERS' LISTS AND REPORTS

     SECTION 7.1 Issuer To Furnish CARAT Indenture Trustee Names and Addresses of CARAT 200_-_ Noteholders. The Issuer shall furnish or cause to be furnished by the Trust Administrator to the CARAT Indenture Trustee (a) not more than five days before each Distribution Date a list, in such form as the CARAT Indenture Trustee may reasonably require, of the names and addresses of the Holders of CARAT 200_-_ Notes as of the close of business on the related Record Date, and
(b) at such other times as the CARAT Indenture Trustee may request in writing, within 14 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the CARAT Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     SECTION 7.2 Preservation of Information, Communications to CARAT 200_-_ Noteholders.

          (a) The CARAT Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of CARAT 200_-_ Notes contained in the most recent list furnished to the CARAT Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of CARAT 200_-_ Notes received by the CARAT Indenture Trustee in its capacity as Note Registrar. The CARAT Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

          (b) CARAT 200_-_ Noteholders may communicate pursuant to TIA Section 312(b) with other CARAT 200_-_ Noteholders with respect to their rights under this CARAT Indenture or under the CARAT 200_-_ Notes.

          (c) The Issuer, the CARAT Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c)

     SECTION 7.3 Reports by Issuer.

          (a) The Issuer shall:

               (i) file with the CARAT Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or Item 1122 of Regulation AB;

               (ii) file with the CARAT Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this CARAT Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the CARAT Indenture Trustee (and the CARAT Indenture Trustee shall transmit by mail to all CARAT 200_-_ Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of such year.

     SECTION 7.4 Reports by Trustee.

          (a) Solely to the extent required by TIA Section 313(a),within 60 days after each August 15th, beginning with August 15, 200_, the CARAT Indenture Trustee shall mail to each CARAT 200_-_ Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The CARAT Indenture Trustee also shall comply with TIA Section 313(b). A copy of any report delivered pursuant to this Section 7.4(a) shall, at the time of its mailing to CARAT 200_-_ Noteholders, be filed by the CARAT Indenture Trustee with the Commission and each stock exchange, if any, on which the CARAT 200_-_ Notes are listed. The Issuer shall notify the CARAT Indenture Trustee if and when the CARAT 200_-_ Notes are listed on any stock exchange.

          (b) On each Distribution Date the CARAT Indenture Trustee shall include with each payment to each CARAT 200_-_ Noteholder a copy of the statement for the related Monthly Period or Periods applicable to such Distribution Date or shall make such statement available on its website as required pursuant to Section 4.07 of the Trust Sale and Administration Agreement.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

     SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the CARAT Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the CARAT Indenture Trustee pursuant to this CARAT Indenture and the Trust Sale and Administration Agreement. The CARAT Indenture Trustee shall apply all such money received by it as provided in this CARAT Indenture. Except as otherwise expressly provided in this CARAT Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the CARAT Trust Estate, the CARAT Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this CARAT Indenture and any right to proceed thereafter as provided in Article V.

     SECTION 8.2 Designated Accounts; Payments.

          (a) On or prior to the Series 200_-_ Closing Date, the Issuer shall cause the Trust Administrator to establish and maintain, in the name of the CARAT Indenture Trustee for the benefit of the Financial Parties, the Designated Accounts as provided in Articles IV and V of the Trust Sale and Administration Agreement.

          (b) On or before each Distribution Date, (i) amounts shall be deposited in the CARAT Collection Account as provided in Section 4.05 of the Trust Sale and Administration Agreement and (ii) the Aggregate Noteholders' Interest Distributable Amount and the Aggregate Noteholders' Principal Distributable Amount shall be transferred from the CARAT Collection Account to the Note Distribution Account as and to the extent provided in Section 4.05 of the Trust Sale and Administration Agreement.

          (c) On each Distribution Date, the CARAT Indenture Trustee shall apply and, as required, distribute to the CARAT 200_-_ Noteholders all amounts on deposit in the Note Distribution Account (subject to the Trust Administrator's rights under Section 5.02 of the Trust Sale and Administration Agreement to Investment Earnings and based on the Trust Administrator's Accounting delivered on the related Determination Date pursuant to Section 3.06 of the Pooling and Administration Agreement) in the following order of priority and in the amounts determined as described below:

               (i) On each Distribution Date, except as otherwise provided in clause (iii) below, the amount deposited in the Note Distribution Account in respect of interest on the

CARAT 200_-_ Notes shall be applied in the following order of priority, to the extent of remaining funds after all earlier priorities have been satisfied, and any amount so applied shall be paid on such Distribution Date to the holders of CARAT 200_-_ Notes of each applicable class:

                    (A) the Aggregate Class A-_ Interest Distributable Amount shall be paid to the holders of the Class A-_ Notes;

                    (B) the Aggregate Class B Interest Distributable Amount shall be paid to the holders of the Class B Notes; and

                    (C) the Aggregate Class C Interest Distributable Amount shall be paid to the holders of the Class C Notes;

provided, however, that if there are not sufficient funds to so pay the entire amount specified in any of the foregoing priorities for a particular class of CARAT 200_-_ Notes, then the amount available for such class of CARAT 200_-_ Notes shall be paid to the Holders thereof ratably on the basis of the total amount of accrued and unpaid interest owing to each such Holder.

               (ii) Unless otherwise provided in clause (iii) below, an amount equal to the Aggregate Noteholders' Principal Distributable Amount (or such lesser amount as has been deposited in the Note Distribution Account pursuant to
Section 4.05(c) of the Trust Sale and Administration Agreement with respect to payments of principal) shall be applied to each class of CARAT 200_-_ Notes in the following amounts and in the following order of priority and any amount so applied shall be paid on such Distribution Date to the Holders of such class of CARAT 200_-_ Notes:

                         (1) to the Class A-1 Notes, until the Outstanding Amounts of the Class A-1 Notes is reduced to zero;

                         (2) to the Class A-2a Notes, the Class A-2b Notes and the Class A-2c Notes, ratably in accordance with the Note Principal Balance of the Class A-2a Notes, the Class A-2b Notes and the Class A-2c Notes, until the Outstanding Amounts of the Class A-2a Notes, the Class A-2b Notes and the Class A-2c Notes are reduced to zero;

                         (3) to the Class A-3a Notes, the Class A-3b Notes and the Class A-3c Notes, ratably in accordance with the Note Principal Balance of the Class A-3a Notes, the Class A-3b Notes and the Class A-3c Notes, until the Outstanding Amounts of the Class A-3a Notes, the Class A-3b Notes and the Class A-3c Notes are reduced to zero;

                         (4) to the Class A-4 Notes, until the Outstanding Amounts of the Class A-4 Notes are reduced to zero;

                         (5) to the Class B-1 Notes and the Class B-2 Notes, ratably in accordance with the Note Principal Balance of the Class B-1 Notes and the Class B-2 Notes, until the Outstanding Amounts of the Class B-1 Notes and Class B-2 Notes are reduced to zero;

                         (6) to the Class C Notes, until the Outstanding Amount of the Class C Notes is reduced to zero.

               (iii) If the CARAT 200_-_ Notes have been declared immediately due and payable following an Event of Default as provided in Section 5.2, until such time as all Events of Default have been cured or waived as provided in
Section 5.2(b), any amounts deposited in the Note Distribution Account shall be applied in accordance with Section 2.7(c).

     SECTION 8.3 General Provisions Regarding Accounts.

          (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Designated Accounts shall be invested in Eligible Investments and reinvested by the CARAT Indenture Trustee upon Issuer Order, subject to the provisions of Section 5.01(b) of the Trust Sale and Administration Agreement. The Issuer shall not direct the CARAT Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the CARAT Indenture Trustee to make any such investment or sale, if requested by the CARAT Indenture Trustee, the Issuer shall deliver to the CARAT Indenture Trustee an Opinion of Counsel acceptable to the CARAT Indenture Trustee, to such effect.

          (b) Subject to Section 6.1(c), the CARAT Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Designated Accounts resulting from any loss on any Eligible Investment included therein except as an obligor for losses attributable to the CARAT Indenture Trustee's failure to make payments on such Eligible Investments issued by the CARAT Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (c) If (i) the Issuer shall have failed to give written investment directions for any funds on deposit in the Designated Accounts to the CARAT Indenture Trustee by 11:00 a.m., New York City Time (or such other time as may be agreed by the Issuer and the CARAT Indenture Trustee) on any Business Day; or
(ii) a Default or Event of Default shall have occurred and be continuing with respect to the CARAT 200_-_ Notes but the CARAT 200_-_ Notes shall not have been declared due and payable pursuant to Section 5.2, or, if such CARAT 200_-_ Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the CARAT Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; then the CARAT Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Designated Accounts in "Citi Institutional Liquid Reserves, Fund # 349."

     SECTION 8.4 Release of CARAT Trust Estate.

          (a) Subject to the payment of its fees and expenses pursuant to
Section 6.7, the CARAT Indenture Trustee may, and when required by the provisions of this CARAT Indenture shall, execute instruments to release property from the lien of this CARAT Indenture, or convey the CARAT Indenture Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this CARAT Indenture. No party relying upon an instrument executed by the CARAT Indenture Trustee as provided in this Article VIII shall be bound to ascertain the CARAT Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The CARAT Indenture Trustee shall, at such time as there are no CARAT 200_-_ Notes Outstanding and all sums due to the CARAT Indenture Trustee pursuant to Section 6.7 have been paid and all amounts owing under each Third Party Instrument have been paid, release any remaining portion of the CARAT Trust Estate that secured the CARAT 200_-_ Notes and the other Secured Obligations from the lien of this CARAT Indenture and, where any such portion of the CARAT Trust Estate is registered in the name of the CARAT Indenture Trustee, re-convey such property, and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Designated Accounts. The CARAT Indenture Trustee shall release property from the lien of this CARAT Indenture pursuant to this Section 8.4(b) only upon receipt by it of an Issuer Request and an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

     SECTION 8.5 Opinion of Counsel. The CARAT Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the CARAT Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the CARAT Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action shall not materially and adversely impair the security for the Secured Obligations or the rights of the Secured Parties in contravention of the provisions of this CARAT Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the CARAT Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the CARAT Indenture Trustee in connection with any such action.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

     SECTION 9.1 Supplemental Indentures Without Consent of CARAT 200_-_ Noteholders.

          (a) Without the consent of the Holders of any CARAT 200_-_ Notes but with prior notice to the Rating Agencies, the Issuer and the CARAT Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the CARAT Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this CARAT Indenture, or better to assure, convey and confirm unto the

Indenture Trustee any property subject or required to be subjected to the lien of this CARAT Indenture, or to subject to additional property to the lien of this CARAT Indenture;

               (ii) to evidence the succession, in compliance with Section 3.10 and the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the CARAT 200_-_ Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Securityholders or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the CARAT Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or in any other CARAT Basic Document;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor or additional trustee with respect to the CARAT 200_-_ Notes and to add to or change any of the provisions of this CARAT Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

               (vii) to modify, eliminate or add to the provisions of this CARAT Indenture to such extent as shall be necessary to effect the qualification of this CARAT Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this CARAT Indenture such other provisions as may be expressly required by the TIA, and the CARAT Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the CARAT Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the CARAT 200_-_ Noteholders but with prior notice to the Rating Agencies at any time and from time to time enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this CARAT Indenture or modifying in any manner the rights of the CARAT 200_-_ Noteholders under this CARAT Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any CARAT 200_-_ Noteholder.

     SECTION 9.2 Supplemental Indentures With Consent of CARAT 200_-_
Noteholders.

          (a) The Issuer and the CARAT Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Controlling Class, by Act of such Holders delivered to the Issuer and the CARAT Indenture Trustee, enter into indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this CARAT Indenture or of modifying in any manner the rights of the CARAT 200_-_ Noteholders under this CARAT Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding CARAT 200_-_ Note affected thereby:

               (i) change the due date of any instalment of principal of or interest on any CARAT 200_-_ Note, or reduce the principal amount thereof, the interest rate applicable thereto, or the Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any CARAT 200_-_ Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this CARAT Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the CARAT 200_-_ Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

               (ii) reduce the percentage of the Outstanding Amount of the Controlling Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this CARAT Indenture or certain defaults hereunder and their consequences as provided for in this CARAT Indenture;

               (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

               (iv) reduce the percentage of the Outstanding Amount of the CARAT 200_-_ Notes required to direct the CARAT Indenture Trustee to sell or liquidate the CARAT 200_-_ Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the Outstanding CARAT 200_-_ Notes;

               (v) modify any provision of this Section 9.2 to decrease the required minimum percentage necessary to approve any amendments to any provisions of this CARAT Indenture or any of the other CARAT Basic Documents;

               (vi) modify any of the provisions of this CARAT Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any CARAT 200_-_ Note on any Distribution Date (including the calculation of any of the individual components of such calculation), or modify or alter the provisions of the CARAT Indenture regarding the voting of CARAT 200_-_ Notes held by the Issuer, the Seller or any Affiliate of either of them; or

               (vii) permit the creation of any Lien ranking prior to or on a parity with the lien of this CARAT Indenture with respect to any part of the CARAT 200_-_ Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this CARAT Indenture on any property at any time subject thereto or deprive the Holder of any CARAT 200_-_ Note of the security afforded by the lien of this CARAT Indenture.

          (b) The CARAT Indenture Trustee may in its discretion determine whether or not any CARAT 200_-_ Notes would be affected (such that the consent of each CARAT 200_-_ Noteholder would be required) by any supplemental indenture proposed pursuant to this Section 9.2 and any such determination shall be binding upon the Holders of all CARAT 200_-_ Notes, whether authenticated and delivered thereunder before or after the date upon which such supplemental indenture becomes effective. The CARAT Indenture Trustee shall not be liable for any such determination made in good faith.

          (c) It shall be sufficient if an Act of CARAT 200_-_ Noteholders approves the substance, but not the form, of any proposed supplemental indenture.

          (d) Promptly after the execution by the Issuer and the CARAT Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the CARAT Indenture Trustee shall mail to the CARAT 200_-_ Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the CARAT Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this CARAT Indenture, the CARAT Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this CARAT Indenture. The CARAT Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the CARAT Indenture Trustee's own rights, duties, liabilities or immunities under this CARAT Indenture or otherwise.

     SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this CARAT Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the CARAT 200_-_ Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this CARAT Indenture of the CARAT Indenture Trustee, the Issuer and the CARAT 200_-_ Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this CARAT Indenture for any and all purposes.

     SECTION 9.5 Conformity with Trust Indenture Act. Every amendment of this CARAT Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the TIA as then in effect so long as this CARAT Indenture shall then be qualified under the TIA.

     SECTION 9.6 Reference in CARAT 200_-_ Notes to Supplemental Indentures. CARAT 200_-_ Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the CARAT Indenture Trustee shall, bear a notation in form approved by the CARAT Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the CARAT Indenture Trustee shall so determine, new CARAT 200_-_ Notes so modified as to conform, in the opinion of the CARAT Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the CARAT Indenture Trustee in exchange for Outstanding CARAT 200_-_ Notes of the same class.

                                    ARTICLE X
                            REDEMPTION OF CARAT NOTES

     SECTION 10.1 Redemption. The CARAT 200_-_ Notes are subject to redemption in whole, but not in part, upon the exercise by the Seller of its option to purchase the COLT 200_-_ Secured Notes pursuant to Section 8.01 of the Trust Sale and Administration Agreement. The date on which such redemption shall occur is the Optional Purchase Date identified by Seller in its notice of exercise of such purchase option (the "Redemption Date"). The purchase price for the CARAT 200_-_ Notes shall be equal to the applicable Redemption Price; provided, that, the Issuer has available funds sufficient to pay such amount. The Trust Administrator or the Issuer shall furnish the Rating Agencies notice of such redemption. If the CARAT 200_-_ Notes are to be redeemed pursuant to this
Section 10.1, the Trust Administrator or the Issuer shall furnish notice thereof to the CARAT Indenture Trustee not later than 25 days prior to the Redemption Date and the CARAT Indenture Trustee (based on such notice) shall withdraw from the CARAT Collection Account and deposit into the Note Distribution Account, on the Redemption Date, the aggregate Redemption Price of the CARAT 200_-_ Notes, whereupon all such CARAT 200_-_ Notes shall be due and payable on the Redemption Date.

     SECTION 10.2 Form of Redemption Notice. Notice of redemption of the CARAT 200_-_ Notes under Section 10.1 shall be given by the CARAT Indenture Trustee by first-class mail, postage prepaid, mailed not less than five days prior to the applicable Redemption Date to each CARAT 200_-_ Noteholder of record at such CARAT 200_-_ Noteholder's address appearing in the Note Register.

          (a) All notices of redemption shall state:

               (i)  the Redemption Date;

               (ii) the applicable Redemption Price; and

               (iii) the place where CARAT 200_-_ Notes are to be surrendered for payment of the Redemption Price (which shall be the Agency Office of the Issuer to be maintained as provided in Section 3.2).

          (b) Notice of redemption of the CARAT 200_-_ Notes shall be given by the CARAT Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any CARAT 200_-_ Note shall not impair or affect the validity of the redemption of any other CARAT 200_-_ Note.

     SECTION 10.3 CARAT 200_-_ Notes Payable on Redemption Date. The Notes shall, following notice of redemption as required by Section 10.2, on the Redemption Date cease to be

Outstanding for purposes of this CARAT Indenture and shall thereafter represent only the right to receive the applicable Redemption Price and (unless the Issuer shall default in the payment of such Redemption Price) no interest shall accrue on such Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating such Redemption Price.

                                   ARTICLE XI
                                  MISCELLANEOUS

     SECTION 11.1 Compliance Certificates and Opinions, etc.

          (a) Upon any application or request by the Issuer to the CARAT Indenture Trustee to take any action under any provision of this CARAT Indenture, the Issuer shall furnish to the CARAT Indenture Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this CARAT Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this CARAT Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this CARAT Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the judgment of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) (i) Prior to the deposit with the CARAT Indenture Trustee of any Collateral or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this CARAT Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this CARAT Indenture, furnish to the CARAT Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the CARAT Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (b)(i) above, the Issuer shall also deliver to the CARAT Indenture Trustee an Independent Certificate as to the same matters, if the fair value of the securities or other property to be so deposited on the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (b)(i) above and this clause
(b)(ii), is 10% or more of the Outstanding Amount of the CARAT 200_-_ Notes, but such a certificate need not be furnished with respect to any securities or other property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the CARAT 200_-_ Notes.

               (iii) Other than with respect to the release of any Warranty Secured Notes or Administrative Secured Notes, whenever any property or securities are to be released from the lien of this CARAT Indenture, the Issuer shall also furnish to the CARAT Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this CARAT Indenture in contravention of the provisions of this CARAT Indenture.

               (iv) Whenever the Issuer is required to furnish to the CARAT Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause (b)(iii) above, the Issuer shall also furnish to the CARAT Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Warranty Secured Notes and Administrative Secured Notes, proposed to be released from the lien of this CARAT Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause
(b)(iv), equals 10% or more of the Outstanding Amount of the CARAT 200_-_ Notes, but such certificate need not be furnished if the fair value of the securities or other property proposed to be released as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the CARAT 200_-_ Notes.

               (v) Notwithstanding Section 2.9 or any other provision of this
Section 11.1, the Issuer may (A) collect, liquidate, sell or otherwise dispose of COLT 200_-_ Secured Notes as and to the extent permitted or required by the CARAT Basic Documents, (B) make cash payments out of the Designated Accounts and the Certificate Distribution Account as and to the extent permitted or required by the CARAT Basic Documents and (C) take any other action not inconsistent with the TIA.

     SECTION 11.2 Form of Documents Delivered to CARAT Indenture Trustee.

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that any certificate, opinion or representation with respect to the matters upon which his certificate or opinion is based is erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Trust Administrator, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Trust Administrator, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this CARAT Indenture, they may, but need not, be consolidated and form one instrument.

          (d) Whenever in this CARAT Indenture, in connection with any application or certificate or report to the CARAT Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the CARAT Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.3 Acts of CARAT 200_-_ Noteholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this CARAT Indenture to be given or taken by CARAT 200_-_ Noteholders or a class of CARAT 200_-_ Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such CARAT 200_-_ Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the CARAT Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the CARAT 200_-_ Noteholders, as applicable, signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this CARAT Indenture and (subject to Section 6.1) conclusive in favor of the CARAT Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the CARAT Indenture Trustee deems sufficient.

          (c) The ownership of CARAT 200_-_ Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any CARAT 200_-_ Notes (or any one or more Predecessor CARAT 200_-_ Notes) shall bind the Holder of every CARAT 200_-_
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the CARAT Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such CARAT 200_-_ Note.

     SECTION 11.4 Notices, etc., to CARAT Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of CARAT 200_-_ Noteholders or other documents provided or permitted by this CARAT Indenture to be made upon, given or furnished to or filed with:

          (a) the CARAT Indenture Trustee by any CARAT 200_-_ Noteholder or by the Issuer shall be made, given, furnished or filed in writing to or with the CARAT Indenture Trustee at its Corporate Trust Office; or

          (b) the Issuer by the CARAT Indenture Trustee or any CARAT 200_-_ Noteholder shall be sufficient for every purpose hereunder if in writing and either sent by electronic facsimile transmission (with hard copy to follow via first class mail) or mailed, by certified mail, return receipt requested to the Issuer and the CARAT Owner Trustee each at the address specified in Appendix B to the Trust Sale and Administration Agreement.

          The Issuer shall promptly transmit any notice received by it from the CARAT 200_-_ Noteholders to the CARAT Indenture Trustee. The CARAT Indenture Trustee shall likewise promptly transmit any notice received by it from the CARAT 200_-_ Noteholders to the Issuer.

          (c) Notices required to be given to the Rating Agencies by the Issuer and the CARAT Indenture Trustee or the CARAT Owner Trustee shall be delivered as specified in Appendix B to the Trust Sale and Administration Agreement.

     SECTION 11.5 Notices to CARAT 200_-_ Noteholders; Waiver.

          (a) Where this CARAT Indenture provides for notice to the CARAT 200_-_ Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each CARAT 200_-_ Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If notice to CARAT 200_-_ Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular CARAT 200_-_ Noteholder shall affect the sufficiency of such notice with respect to other CARAT 200_-_

Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

          (b) Where this CARAT Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by CARAT 200_-_ Noteholders shall be filed with the CARAT Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of CARAT 200_-_ Noteholders when such notice is required to be given pursuant to any provision of this CARAT Indenture, then any manner of giving such notice as shall be satisfactory to the CARAT Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          (d) Where this CARAT Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

     SECTION 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this CARAT Indenture or any of the CARAT 200_-_ Notes to the contrary, the Issuer may enter into any agreement with any Holder of a CARAT 200_-_ Note providing for a method of payment, or notice by the CARAT Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this CARAT Indenture for such payments or notices. The Issuer shall furnish to the CARAT Indenture Trustee a copy of each such agreement and the CARAT Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

     SECTION 11.7 Conflict with Trust Indenture Act.

          (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this CARAT Indenture by any of the provisions of the TIA, such required provision shall control.

          (b) The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this CARAT Indenture) are a part of and govern this CARAT Indenture, whether or not physically contained herein.

     SECTION 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.9 Successors and Assigns.

          (a) All covenants and agreements in this CARAT Indenture and the CARAT 200_-_ Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

          (b) All covenants and agreements of the CARAT Indenture Trustee in this CARAT Indenture shall bind its successors and assigns, whether so expressed or not.

     SECTION 11.10 Severability. In case any provision in this CARAT Indenture or in the CARAT 200_-_ Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11 Benefits of CARAT Indenture. Nothing in this CARAT Indenture or in the CARAT 200_-_ Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and to the extent expressly provided herein, the CARAT 200_-_ Noteholders, the CARAT 200_-_ Certificateholders, any other party secured hereunder, any other Person with an ownership interest in any part of the CARAT Trust Estate and any holder of a Third Party Instrument, any benefit or any legal or equitable right, remedy or claim under this CARAT Indenture. The holder of a Third Party Instrument shall be a third-party beneficiary to this CARAT Indenture only to the extent that it has any rights specified herein or rights with respect to this CARAT Indenture specified under the Swap Counterparty Rights Agreement.

     SECTION 11.12 Legal Holidays. If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the CARAT 200_-_ Notes or this CARAT Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13 GOVERNING LAW. THIS CARAT INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS CARAT INDENTURE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14 Counterparts. This CARAT Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15 Recording of CARAT Indenture. If this CARAT Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the CARAT Indenture Trustee or any other counsel reasonably acceptable to the CARAT Indenture Trustee) to the effect that such recording is necessary either for the protection of the CARAT 200_-_ Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the CARAT Indenture Trustee under this CARAT Indenture.

     SECTION 11.16 No Recourse. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the CARAT Owner Trustee or the CARAT Indenture

Trustee on the CARAT 200_-_ Notes or under this CARAT Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

          (a) the CARAT Indenture Trustee or the CARAT Owner Trustee in its individual capacity;

          (b) the Seller or any other owner of a beneficial interest in the Issuer; or

          (c) any partner, owner, beneficiary, agent, officer, director, employee or agent of the CARAT Indenture Trustee or the CARAT Owner Trustee in its individual capacity, the Seller or any other holder of a beneficial interest in the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee or of any successor or assign of the CARAT Indenture Trustee or the CARAT Owner Trustee in its individual capacity (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the CARAT Indenture Trustee and the CARAT Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity. For all purposes of this CARAT Indenture, in the performance of any duties or obligations of the Issuer hereunder, the CARAT Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     SECTION 11.17 No Petition. The CARAT Indenture Trustee, by entering into this CARAT Indenture, and each CARAT 200_-_ Noteholder and Note Owner, by accepting a CARAT 200_-_ Note (or interest therein) issued hereunder, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this CARAT Indenture with respect to the Issuer pursuant to Section 4.1, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

     SECTION 11.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the CARAT Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The CARAT Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the CARAT Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 11.19 Indemnification by and Reimbursement of the Trust Administrator. The CARAT Indenture Trustee acknowledges and agrees to reimburse
(i) the Trust Administrator and its directors, officers, employees and agents in accordance with Section 6.03(b) of the Trust Sale and Administration Agreement and (ii) the Seller and its directors, officers, employees and agents in accordance with Section 3.04 of the Trust Sale and Administration Agreement. The CARAT Indenture Trustee further acknowledges and accepts the conditions and limitations with respect to the Trust Administrator's obligation to indemnify, defend and hold the CARAT Indenture Trustee harmless as set forth in Section 6.01(a) of the Trust Sale and Administration Agreement.

     IN WITNESS WHEREOF, the Issuer and the CARAT Indenture Trustee have caused this CARAT Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                        CAPITAL AUTO RECEIVABLES ASSET
                                        TRUST 200_-_

                                        By: ________, not in its individual
                                            capacity but solely as CARAT
                                            Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ________, not in its individual capacity but solely as CARAT Indenture Trustee,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

STATE OF __________________)
___________________________) ss
COUNTY OF _________________)


     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _______________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Capital Auto Receivables Asset Trust 200_-_, a Delaware statutory trust, and that she executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ___ day of __, 200_.

                                        Notary Public in and for the
                                        State of ___________

My commission expires:

_____________________________________

STATE OF ______________)
_______________________) SS
COUNTY OF _____________)

     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ___________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ________, and that he executed the same as the act of said national banking association for the purpose and consideration therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ___ day of __,
200_.

                                        Notary Public in and for the
                                        State of ___________

My commission expires:

_____________________________________

                                                                       EXHIBIT A

                                   LOCATION OF
                      SCHEDULE OF COLT 200_-_ SECURED NOTES

The Schedule of COLT 200_-_ Secured Notes is on file at the offices of:

1.   The CARAT Indenture Trustee

2.   The CARAT Owner Trustee

3.   The COLT Indenture Trustee

4.   General Motors Acceptance Corporation

5.   Capital Auto Receivables, Inc.

                                                                       EXHIBIT B

             FORM OF NOTE DEPOSITORY AGREEMENT FOR THE OFFERED NOTES

                                   See Tab 27.

                                                                     EXHIBIT C-1

                      FORM OF [CLASS A-_], [CLASS A-_] AND
                    CLASS [A-_] FIXED RATE ASSET BACKED NOTE

REGISTERED                                                       $[____________]

No. R-[__]

Interest Rate [___] % per annum

                       SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. [_____]

                    UNLESS THIS [CLASS A-_] NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY [CLASS A-_] NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THE PRINCIPAL OF THIS [CLASS A-_] NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS [CLASS A-_] NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      C-1-1

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_

                 [CLASS A-_] [CLASS A-_] [CLASS A-_] FIXED RATE
                               ASSET BACKED NOTES

          CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________ DOLLARS ($_________) or such lesser outstanding amount as may be payable in accordance with the CARAT Indenture (as defined on the reverse side of this CARAT 200_-_ Note), on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the principal amount hereof and the denominator of which is aggregate principal amount for such [Class A-_] Notes by
(ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the [Class A-_] Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the CARAT Indenture; provided, however, that the entire unpaid principal amount of this [Class A-_] Note shall be due and payable on [___________] (the "Final Scheduled Distribution Date"), unless this [Class A-_] Note is earlier redeemed, pursuant to Section 10.1 of the CARAT Indenture, in which case such unpaid principal amount shall be due on the Redemption Date. The Issuer shall pay interest on this [Class A-_] Note at the rate per annum shown above on each Distribution Date in accordance with the terms of the CARAT Indenture until the principal of this [Class A-_] Note is paid or made available for payment on the principal amount of this [Class A-_] Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Series 200_-_ Closing Date)). Interest on the [Class A-_] Notes will accrue from and including the Series 200_-_ Closing Date at the rate per annum shown above, and will be payable on each Distribution Date in an amount equal to the CARAT 200_-_ Noteholders' Note Class Interest Distributable Amount for such Distribution Date for the [Class A-_] Notes. Interest will be computed on the basis of a 360-day year of twelve 30-day months (or, in the case of the initial Distribution Date, 17/360). Such principal of and interest on this [Class A-_] Note shall be paid in the manner specified in the CARAT Indenture. All interest payments on this [Class A-_] Note on any Distribution Date shall be made pro rata to the [Class A-_] Noteholders entitled thereto.

          The principal of and interest on this [Class A-_] Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this [Class A-_] Note shall be applied first to interest due and payable on this [Class A-_] Note as provided above and then to the unpaid principal of this [Class A-_] Note.

          Reference is made to the further provisions of this [Class A-_] Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this [Class A-_] Note.


                                      C-1-2

          Unless the certificate of authentication hereon has been executed by the CARAT Indenture Trustee whose name appears below by manual signature, this [Class A-_] Note shall not be entitled to any benefit under the CARAT Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


                                      C-1-3

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________, 200_

                                        CAPITAL AUTO RECEIVABLES ASSET
                                        TRUST 200_-_

                                        By: _______________, not in its
                                            individual capacity but solely as
                                            CARAT Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-1-4

             CARAT INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the CARAT 200_-_ Notes designed above and referred to in the within-mentioned CARAT Indenture.

                                        ________, not in its
                                        individual capacity but solely as CARAT
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-1-5

                                 REVERSE OF NOTE

          This CARAT 200_-_ Note is one of a duly authorized issue of CARAT 200_-_ Notes of the Issuer, designated as [Class A-_] Fixed Rate Asset Backed Notes (herein called the "[Class A-_] Notes"), all issued under a CARAT Indenture, dated as of ____, 200_ (such CARAT Indenture, as supplemented or amended, is herein called the "CARAT Indenture"), between the Issuer and ________, as trustee (the "CARAT Indenture Trustee", which term includes any successor trustee under the CARAT Indenture), to which CARAT Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders. The [Class A-_] Notes are one of several duly authorized classes of CARAT 200_-_ Notes of the Issuer issued pursuant to the CARAT Indenture (collectively, as to all CARAT 200_-_ Notes of all such classes, the "CARAT 200_-_ Notes"). The CARAT 200_-_ Notes are governed by and subject to all terms of the CARAT Indenture (which terms are incorporated herein and made a part hereof), to which CARAT Indenture the Holder of this CARAT 200_-_ Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this CARAT 200_-_ Note that are defined in the CARAT Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the CARAT Indenture.

          The [Class A-_] Notes and all other CARAT 200_-_ Notes issued pursuant to the CARAT Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the CARAT Indenture.

          Each CARAT 200_-_ Noteholder or Note Owner will be deemed to represent and warrant that either (A) it is not an (i) "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (B) the purchase, holding and disposition of the CARAT 200_-_ Note will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

          Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee on the CARAT 200_-_ Notes or under the CARAT Indenture or any certificate or other writing delivered in connection therewith, against (i) the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee or of any successor or assign of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent


                                      C-1-6
provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

          Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that by accepting the benefits of the CARAT Indenture such CARAT 200_-_ Noteholder will not, prior to the date which is one year and one day after the termination of the CARAT Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, expresses its intention that this CARAT 200_-_ Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the CARAT 200_-_ Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this CARAT 200_-_ Note, the Issuer, the CARAT Indenture Trustee and any agent of the Issuer or the CARAT Indenture Trustee may treat the Person in whose name this CARAT 200_-_ Note (as of the day of determination or as of such other date as may be specified in the CARAT Indenture) is registered as the owner hereof for all purposes, whether or not this CARAT 200_-_ Note shall be overdue, and neither the Issuer, the CARAT Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The CARAT Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the CARAT 200_-_ Noteholders under the CARAT Indenture at any time by the Issuer with the consent of the Holders of CARAT 200_-_ Notes representing a majority of the Outstanding Amount of the Controlling Class. The CARAT Indenture also contains provisions permitting the Holders of CARAT 200_-_ Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all CARAT 200_-_ Notes, to waive compliance by the Issuer with certain provisions of the CARAT Indenture and certain past defaults under the CARAT Indenture and their consequences. Any such consent or waiver by the Holder of this CARAT 200_-_ Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this CARAT 200_-_ Note and of any CARAT 200_-_ Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this CARAT 200_-_ Note. The CARAT Indenture also permits the CARAT Indenture Trustee to amend or waive certain terms and conditions set forth in the CARAT Indenture without the consent of the CARAT 200_-_ Noteholders.


                                     C-1-7

          The term "Issuer" as used in this CARAT 200_-_ Note includes any successor to the Issuer under the CARAT Indenture.

          The Issuer is permitted by the CARAT Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the CARAT Indenture Trustee and the Holders of CARAT 200_-_ Notes under the CARAT Indenture.

          The CARAT 200_-_ Notes are issuable only in registered form in denominations as provided in the CARAT Indenture, subject to certain limitations therein set forth.

          This CARAT 200_-_ Note and the CARAT Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the CARAT Indenture and no provision of this CARAT 200_-_ Note or of the CARAT Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this CARAT 200_-_ Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the CARAT Basic Documents, neither the Seller, the Trust Administrator, the CARAT Indenture Trustee nor the CARAT Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this CARAT 200_-_ Note or the CARAT Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the CARAT Owner Trustee solely as the CARAT Owner Trustee in the assets of the Issuer. The Holder of this CARAT 200_-_ Note by the acceptance hereof agrees that, except as expressly provided in the CARAT Basic Documents, in the case of an Event of Default under the CARAT Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the CARAT Indenture or in this CARAT 200_-_ Note.


                                      C-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within CARAT 200_-_ Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said CARAT 200_-_ Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       (1)
       ------------------------------   -------------------------------------
                                        Signature Guaranteed:

-------------------------------------   ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within CARAT 200_-_ Note in every particular, without alteration, enlargement or any change whatsoever.


                                      C-1-9

                                                                     EXHIBIT C-2

                FORM OF CLASS A-_ FLOATING RATE ASSET BACKED NOTE

REGISTERED                                                       $[____________]

No. R-[___]

Interest Rate: LIBOR + [__]% per annum

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                  CUSIP NO. [__]

               UNLESS THIS [CLASS A-_] NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY [CLASS A-_] NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THE PRINCIPAL OF THIS [CLASS A-_] NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS [CLASS A-_] NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      C-2-1

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_

                  [CLASS A-_] FLOATING RATE ASSET BACKED NOTES

          CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______ DOLLARS ($______) or such lesser outstanding amount as may be payable in accordance with the CARAT Indenture (as defined on the reverse side of this CARAT 200_-_ Note), on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the initial aggregate principal amount for such [Class A-_] Notes, by (ii) the aggregate amount, if any, payable on such Distribution Date from the CARAT 200_-_ Note Distribution Account in respect of principal on this [Class A-_] Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the CARAT Indenture; provided, however, that the entire unpaid principal amount of this [Class A-_] Note shall be due and payable on [___________] (the "Final Scheduled Distribution Date"), unless this [Class A-_] Note is earlier redeemed pursuant to Section 10.1 of the CARAT Indenture, in which case such unpaid principal amount shall be due on the Redemption Date. The Issuer shall pay interest on this [Class A-_] Note on each Distribution Date in accordance with the terms of the CARAT Indenture until the principal of this [Class A-_] Note is paid or made available for payment on the principal amount of this [Class A-_] Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Series 200_-_ Closing Date)). Interest on the [Class A-_] Notes will accrue from and including the Series 200_-_ Closing Date at the rate per annum shown above, and will be payable on each Distribution Date in an amount equal to the CARAT 200_-_ Noteholders' Note Class Interest Distributable Amount for such Class on such Distribution Date for the [Class A-_] Notes. Interest will be computed on the basis of actual number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Series 200_-_ Closing Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this [Class A-_] Note shall be paid in the manner specified in the CARAT Indenture. All interest payments on the [Class A-_] Notes on any Distribution Date shall be made pro rata to the [Class A-_] Noteholders entitled thereto.

          The principal of and interest on this [Class A-_] Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this [Class A-_] Note shall be applied first to interest due and payable on this [Class A-_] Note as provided above and then to the unpaid principal of this [Class A-_] Note as provided above.

          Reference is made to the further provisions of this [Class A-_] Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this [Class A-_] Note.


                                      C-2-2

          Unless the certificate of authentication hereon has been executed by the CARAT Indenture Trustee whose name appears below by manual signature, this [Class A-_] Note shall not be entitled to any benefit under the CARAT Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


                                      C-2-3

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ____________________, 200_

                                        CAPITAL AUTO RECEIVABLES ASSET TRUST
                                        200_-_

                                        By: ___________________________,
                                            not in its individual capacity but
                                            solely as CARAT Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-2-4

             CARAT INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the CARAT 200_-_ Notes designed above and referred to in the within-mentioned CARAT Indenture.

                                        ________, not in its individual capacity but solely as CARAT Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-2-5

                                 REVERSE OF NOTE

          This CARAT 200_-_ Note is one of a duly authorized issue of CARAT 200_-_ Notes of the Issuer, designated as its [Class A-_] Floating Rate Asset Backed Notes (herein called the "[Class A-_] Notes"), all issued under an CARAT Indenture, dated as of ____, 200_ (such CARAT Indenture, as supplemented or amended, is herein called the "CARAT Indenture"), between the Issuer and ________, as trustee (the "CARAT Indenture Trustee", which term includes any successor trustee under the CARAT Indenture), to which CARAT Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders. The [Class A-_] Notes are one of several duly authorized classes of CARAT 200_-_ Notes of the Issuer issued pursuant to the CARAT Indenture (collectively, as to all CARAT 200_-_ Notes of all such classes, the "CARAT 200_-_ Notes"). The CARAT 200_-_ Notes are governed by and subject to all terms of the CARAT Indenture (which terms are incorporated herein and made a part hereof), to which CARAT Indenture the Holder of this CARAT 200_-_ Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this CARAT 200_-_ Note that are defined in the CARAT Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the CARAT Indenture.

          The [Class A-_] Notes and all other CARAT 200_-_ Notes issued pursuant to the CARAT Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the CARAT Indenture.

          Each CARAT 200_-_ Noteholder or Note Owner will be deemed to represent and warrant that either (A) it is not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (B) the purchase, holding and disposition of the CARAT 200_-_ Note will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

          Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee on the CARAT 200_-_ Notes or under the CARAT Indenture or any certificate or other writing delivered in connection therewith, against (i) the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee or of any successor or assign of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent


                                      C-2-6
provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

          Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that by accepting the benefits of the CARAT Indenture such CARAT 200_-_ Noteholder will not, prior to the date which is one year and one day after the termination of the CARAT Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, expresses its intention that this CARAT 200_-_ Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the CARAT 200_-_ Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

          Prior to the due presentment for registration of transfer of this CARAT 200_-_ Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the CARAT Indenture Trustee may treat the Person in whose name this CARAT 200_-_ Note (as of the day of determination or as of such other date as may be specified in the CARAT Indenture) is registered as the owner hereof for all purposes, whether or not this CARAT 200_-_ Note shall be overdue, and neither the Issuer, the CARAT Indenture Trustee nor any such agent shall be affected by notice to the contrary.

          The CARAT Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the CARAT 200_-_ Noteholders under the CARAT Indenture at any time by the Issuer with the consent of the Holders of CARAT 200_-_ Notes representing a majority of the Outstanding Amount of the Controlling Class. The CARAT Indenture also contains provisions permitting the Holders of CARAT 200_-_ Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the CARAT 200_-_ Notes, to waive compliance by the Issuer with certain provisions of the CARAT Indenture and certain past defaults under the CARAT Indenture and their consequences. Any such consent or waiver by the Holder of this CARAT 200_-_ Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this CARAT 200_-_ Note and of any CARAT 200_-_ Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this CARAT 200_-_ Note. The CARAT Indenture also permits the CARAT Indenture Trustee to amend or waive certain terms and conditions set forth in the CARAT Indenture without the consent of the Noteholders.


                                      C-2-7

          The term "Issuer" as used in this CARAT 200_-_ Note includes any successor to the Issuer under the CARAT Indenture.

          The Issuer is permitted by the CARAT Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the CARAT Indenture Trustee and the Holders of CARAT 200_-_ Notes under the CARAT Indenture.

          The CARAT 200_-_ Notes are issuable only in registered form in denominations as provided in the CARAT Indenture, subject to certain limitations therein set forth.

          This CARAT 200_-_ Note and the CARAT Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the CARAT Indenture and no provision of this CARAT 200_-_ Note or of the CARAT Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this CARAT 200_-_ Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the CARAT Basic Documents, neither the Seller, the Trust Administrator, the CARAT Indenture Trustee nor the CARAT Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this CARAT 200_-_ Note or the CARAT Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the CARAT Owner Trustee solely as the CARAT Owner Trustee in the assets of the Issuer. The Holder of this CARAT 200_-_ Note by the acceptance hereof agrees that, except as expressly provided in the CARAT Basic Documents, in the case of an Event of Default under the CARAT Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the CARAT Indenture or in this CARAT 200_-_ Note.


                                      C-2-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within CARAT 200_-_ Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       (2)
       ------------------------------   -------------------------------------
                                        Signature Guaranteed:

-------------------------------------   ----------------------------------------

----------
(2) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within CARAT 200_-_ in every particular, without alteration, enlargement or any change whatsoever.


                                      C-2-9

                                                                     EXHIBIT C-3

                            FORM OF RULE 144A GLOBAL
                                 CLASS A-1 NOTE

REGISTERED                                                   Up to $____________

No. R-144A
Interest Rate [__] % per annum

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                  CUSIP NO. [__]

               UNLESS THIS RULE 144A GLOBAL CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY RULE 144A GLOBAL CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THE PRINCIPAL OF THIS RULE 144A GLOBAL CLASS A-1 NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS RULE 144A GLOBAL CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS RULE 144A GLOBAL CLASS A-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS RULE 144A GLOBAL CLASS A-1 NOTE (OR INTEREST THEREIN) THE HOLDER OF THIS RULE 144A GLOBAL CLASS A-1 NOTE (OR SUCH INTEREST) IS DEEMED TO REPRESENT TO THE SELLER AND THE CARAT INDENTURE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE l44A UNDER THE U.S. SECURITIES ACT AND IS ACQUIRING THIS


                                      C-3-1

RULE 144A GLOBAL CLASS A-1 NOTE (OR INTEREST THEREIN) FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

     NO SALE, PLEDGE OR OTHER TRANSFER OF THIS RULE 144A GLOBAL CLASS A-1 NOTE (OR INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO SECTION 2.15(c) OR (d) UNDER THE CARAT INDENTURE AND THAT (A) IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED UNDER RULE l44A UNDER THE U.S. SECURITIES ACT, ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNTS OF OTHER "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED UNDER RULE 144A UNDER THE U.S SECURITIES ACT, AND (B) IT IS AWARE THAT THE TRANSFEROR OF SUCH RULE 144A CLASS A-1 NOTE INTENDS TO RELY ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144A UNDER THE U.S. SECURITIES ACT, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER OCCURS OUTSIDE OF THE UNITED STATES TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OF THE SECURITIES ACT AND THAT PERSON DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO SECTION 2.15(c) OR
(d) UNDER THE CARAT INDENTURE, OR (iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE (A) THE CARAT INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE CARAT INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CARAT INDENTURE TRUSTEE AND THE SELLER, AND (B) THE CARAT INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER, THE TRUST ADMINISTRATOR OR THE CARAT INDENTURE TRUSTEE) SATISFACTORY TO THE SELLER AND THE CARAT INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE U.S. SECURITIES ACT.


                                      C-3-2

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_

                                RULE 144A GLOBAL
                                 CLASS A-1 NOTES

          CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum up to _______________ DOLLARS ($_________) or such lesser outstanding amount as may be payable in accordance with the CARAT Indenture (as defined on the reverse side of this CARAT 200_-_
Note), on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the principal amount hereof and the denominator of which is aggregate principal amount for the Class A-1 Notes by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the CARAT Indenture; provided, however, that the entire unpaid principal amount of this Rule 144A Global Class A-1 Note shall be due and payable on May 15, 200_ (the "Final Scheduled Distribution Date"), unless this Rule 144A Global Class A-1 Note is earlier redeemed, pursuant to Section 10.1 of the CARAT Indenture, in which case such unpaid principal amount shall be due on the Redemption Date. The Issuer shall pay interest on this Rule 144A Global Class A-1 Note at the rate per annum shown above on each Distribution Date in accordance with the terms of the CARAT Indenture until the principal of this Rule 144A Global Class A-1 Note is paid or made available for payment on the principal amount of this Rule 144A Global Class A-1 Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Series 200_-_ Closing Date)). Interest on the Class A-1 Notes will accrue from and including the Series 200_-_ Closing Date at the rate per annum shown above, and will be payable on each Distribution Date in an amount equal to the CARAT 200_-_ Noteholders' Note Class Interest Distributable Amount for such Distribution Date for the Class A-1 Notes. Interest will be computed on the basis of actual number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Series 200_-_ Closing Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this Rule 144A Global Class A-1 Note shall be paid in the manner specified in the CARAT Indenture. All interest payments on this Rule 144A Global Class A-1 Note on any Distribution Date shall be made pro rata to the Class A-1 Noteholders entitled thereto.

          The principal of and interest on this Rule 144A Global Class A-1 Note is payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Rule 144A Global Class A-1 Note shall be applied first to interest due and payable on this Rule 144A Global Class A-1 Note as provided above and then to the unpaid principal of this Rule 144A Global Class A-1 Note.

          Reference is made to the further provisions of this Rule 144A Global Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Rule 144A Global Class A-1 Note.


                                      C-3-3

          Unless the certificate of authentication hereon has been executed by the CARAT Indenture Trustee whose name appears below by manual signature, this Rule 144A Global Class A-1 Note shall not be entitled to any benefit under the CARAT Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


                                      C-3-4

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________, 200_

                                        CAPITAL AUTO RECEIVABLES ASSET
                                        TRUST 200_-_

                                        By: ___________, not in its individual
                                            capacity but solely as CARAT Owner
                                            Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-3-5

             CARAT INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the CARAT 200_-_ Notes designed above and referred to in the within-mentioned CARAT Indenture.

                                        ________, not in its individual capacity but solely as CARAT Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-3-6

                                 REVERSE OF NOTE

          This CARAT 200_-_ Note is one of a duly authorized issue of CARAT 200_-_ Notes of the Issuer, designated as Class A-1 Fixed Rate Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under a CARAT Indenture, dated as of _____, 200_ (such CARAT Indenture, as supplemented or amended, is herein called the "CARAT Indenture"), between the Issuer and ________, as trustee (the "CARAT Indenture Trustee", which term includes any successor trustee under the CARAT Indenture), to which CARAT Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders. The Class A-1 Notes are one of several duly authorized classes of CARAT 200_-_ Notes of the Issuer issued pursuant to the CARAT Indenture (collectively, as to all CARAT 200_-_ Notes of all such classes, the "CARAT 200_-_ Notes"). The CARAT 200_-_ Notes are governed by and subject to all terms of the CARAT Indenture (which terms are incorporated herein and made a part hereof), to which CARAT Indenture the Holder of this CARAT 200_-_ Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this CARAT 200_-_ Note that are defined in the CARAT Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the CARAT Indenture.

     The Class A-1 Notes and all other CARAT 200_-_ Notes issued pursuant to the CARAT Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the CARAT Indenture.

     Each CARAT 200_-_ Noteholder or Note Owner will be deemed to represent and warrant that either (A) it is not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (B) the purchase, holding and disposition of the CARAT 200_-_ Note will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee on the CARAT 200_-_ Notes or under the CARAT Indenture or any certificate or other writing delivered in connection therewith, against (i) the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee or of any successor or assign of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law,


                                      C-3-7
for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that by accepting the benefits of the CARAT Indenture such CARAT 200_-_ Noteholder will not, prior to the date which is one year and one day after the termination of the CARAT Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT
200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, expresses its intention that this CARAT 200_-_ Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the CARAT 200_-_ Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

     Prior to the due presentment for registration of transfer of this CARAT 200_-_ Note, the Issuer, the CARAT Indenture Trustee and any agent of the Issuer or the CARAT Indenture Trustee may treat the Person in whose name this CARAT 200_-_ Note (as of the day of determination or as of such other date as may be specified in the CARAT Indenture) is registered as the owner hereof for all purposes, whether or not this CARAT 200_-_ Note shall be overdue, and neither the Issuer, the CARAT Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The CARAT Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the CARAT 200_-_ Noteholders under the CARAT Indenture at any time by the Issuer with the consent of the Holders of CARAT 200_-_ Notes representing a majority of the Outstanding Amount of the Controlling Class. The CARAT Indenture also contains provisions permitting the Holders of CARAT 200_-_ Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the CARAT 200_-_ Notes, to waive compliance by the Issuer with certain provisions of the CARAT Indenture and certain past defaults under the CARAT Indenture and their consequences. Any such consent or waiver by the Holder of this CARAT 200_-_ Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this CARAT 200_-_ Note and of any CARAT 200_-_ Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this CARAT 200_-_ Note. The CARAT Indenture also permits the CARAT Indenture Trustee to amend or waive certain terms and conditions set forth in the CARAT Indenture without the consent of the Noteholders.


                                      C-3-8

     The term "Issuer" as used in this CARAT 200_-_ Note includes any successor to the Issuer under the CARAT Indenture.

     The Issuer is permitted by the CARAT Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the CARAT Indenture Trustee and the Holders of CARAT 200_-_ Notes under the CARAT Indenture.

     The CARAT 200_-_ Notes are issuable only in registered form in denominations as provided in the CARAT Indenture, subject to certain limitations therein set forth.

     This CARAT 200_-_ Note and the CARAT Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the CARAT Indenture and no provision of this CARAT 200_-_ Note or of the CARAT Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this CARAT 200_-_ Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the CARAT Basic Documents, neither the Seller, the Trust Administrator, the CARAT Indenture Trustee nor the CARAT Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this CARAT 200_-_ Note or the CARAT Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the CARAT Owner Trustee solely as the CARAT Owner Trustee in the assets of the Issuer. The Holder of this CARAT 200_-_ Note by the acceptance hereof agrees that, except as expressly provided in the CARAT Basic Documents, in the case of an Event of Default under the CARAT Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the CARAT Indenture or in this CARAT 200_-_ Note.


                                      C-3-9

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________________


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________

_____________________________________________________________________
                         (name and address of assignee)

the within CARAT 200_-_ Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       (3)
       ------------------------------   -------------------------------------
                                                Signature Guaranteed:

-------------------------------------   ----------------------------------------

----------
(3) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within CARAT 200_-_ Note in every particular, without alteration, enlargement or any change whatsoever.


                                     C-3-10

                                                                     EXHIBIT C-4

                         FORM OF TEMPORARY REGULATION S
                              GLOBAL CLASS A-1 NOTE

REGISTERED                                                   Up to $____________

No. R-Temporary Regulation S
Interest Rate [__]% per annum

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                  CUSIP NO. [__]

               THIS NOTE IS A TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). NEITHER THIS TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE CARAT INDENTURE REFERRED TO HEREIN.

               UNLESS THIS TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THE PRINCIPAL OF THIS TEMPORARY REGULATION S GLOBAL CLASS A-1
     NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      C-4-1

               NO BENEFICIAL OWNER OF THIS TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREIN UNLESS SUCH BENEFICIAL OWNER SHALL HAVE DELIVERED A CERTIFICATION IN THE FORM ATTACHED AS ANNEX A TO EXHIBIT D-5 TO THE CARAT INDENTURE TO CLEARSTREAM, LUXEMBOURG OR EUROCLEAR.

               THE HOLDER OF THIS TEMPORARY REGULATION S CLASS A-1 GLOBAL NOTE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE EXCHANGE DATE EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     THIS TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE (OR INTEREST THEREIN) THE HOLDER OF THIS TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE (OR SUCH INTEREST) IS DEEMED TO REPRESENT TO THE SELLER AND THE CARAT INDENTURE TRUSTEE THAT IT IS A NON-U.S. PERSON (AS DEFINED IN REGULATION S) WHO ACQUIRED THE CLASS A-1 NOTE OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH REGULATION S.

     NO SALE, PLEDGE OR OTHER TRANSFER OF THIS TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE (OR INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A "QUALIFIED INSTITUTIONAL BUYER" THAT DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO SECTION 2.15(c) OR (d) UNDER THE CARAT INDENTURE AND THAT (A) IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED UNDER RULE l44A UNDER THE U.S. SECURITIES ACT, ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNTS OF OTHER "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED UNDER RULE 144A UNDER THE U.S SECURITIES ACT, AND (B) IT IS AWARE THAT THE TRANSFEROR OF SUCH TEMPORARY REGULATION S GLOBAL CLASS A-1 NOTE INTENDS TO RELY ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144A UNDER THE U.S. SECURITIES ACT, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER OCCURS OUTSIDE OF THE UNITED STATES TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OF THE SECURITIES ACT AND THAT PERSON DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO SECTION 2.15(c) OR
(d) UNDER THE CARAT INDENTURE, OR (iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE (A) THE CARAT INDENTURE


                                      C-4-2

TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE CARAT INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CARAT INDENTURE TRUSTEE AND THE SELLER, AND (B) THE CARAT INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER, THE TRUST ADMINISTRATOR OR THE CARAT INDENTURE TRUSTEE) SATISFACTORY TO THE SELLER AND THE CARAT INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE U.S. SECURITIES ACT.


                                      C-4-3

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_

                             TEMPORARY REGULATION S
                             GLOBAL CLASS A-1 NOTES

          CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum up to _______________ DOLLARS ($_________) or such lesser outstanding amount as may be payable in accordance with the CARAT Indenture (as defined on the reverse side of this CARAT 200_-_
Note), on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the principal amount hereof and the denominator of which is aggregate principal amount for the Class A-1 Notes by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the CARAT Indenture; provided, however, that the entire unpaid principal amount of this Temporary Regulation S Global Class A-1 Note shall be due and payable on May 15, 200_ (the "Final Scheduled Distribution Date"), unless this Temporary Regulation S Global Class A-1 Note is earlier redeemed, pursuant to Section 10.1 of the CARAT Indenture, in which case such unpaid principal amount shall be due on the Redemption Date. The Issuer shall pay interest on this Temporary Regulation S Global Class A-1 Note at the rate per annum shown above on each Distribution Date in accordance with the terms of the CARAT Indenture until the principal of this Temporary Regulation S Global Class A-1 Note is paid or made available for payment on the principal amount of this Temporary Regulation S Global Class A-1 Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Series 200_-_ Closing Date)). Interest on the Class A-1 Notes will accrue from and including the Series 200_-_ Closing Date at the rate per annum shown above, and will be payable on each Distribution Date in an amount equal to the CARAT 200_-_ Noteholders' Note Class Interest Distributable Amount for such Distribution Date for the Class A-1 Notes. Interest will be computed on the basis of actual number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Series 200_-_ Closing
Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this Temporary Regulation S Global Class A-1 Note shall be paid in the manner specified in the CARAT Indenture. All interest payments on this Temporary Regulation S Global Class A-1 Note on any Distribution Date shall be made pro rata to the Class A-1 Noteholders entitled thereto.

          The principal of and interest on this Temporary Regulation S Global Class A-1 Note is payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Temporary Regulation S Global Class A-1 Note shall be applied first to interest due and payable on this Temporary Regulation S Global Class A-1 Note as provided above and then to the unpaid principal of this Temporary Regulation S Global Class A-1 Note.


                                      C-4-4

          Reference is made to the further provisions of this Temporary Regulation S Global Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Temporary Regulation S Global Class A-1 Note.

          Unless the certificate of authentication hereon has been executed by the CARAT Indenture Trustee whose name appears below by manual signature, this Temporary Regulation S Global Class A-1 Note shall not be entitled to any benefit under the CARAT Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


                                      C-4-5

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________, 200_

                                        CAPITAL AUTO RECEIVABLES ASSET
                                        TRUST 200_-_

                                        By: _________________, not in its
                                            individual capacity but solely as
                                            CARAT Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-4-6

             CARAT INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the CARAT 200_-_ Notes designed above and referred to in the within-mentioned CARAT Indenture.

                                        ________, not in its
                                        individual capacity but solely as CARAT
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-4-7

                                 REVERSE OF NOTE

          This CARAT 200_-_ Note is one of a duly authorized issue of CARAT 200_-_ Notes of the Issuer, designated as Class A-1 Fixed Rate Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under a CARAT Indenture, dated as of ____, 200_ (such CARAT Indenture, as supplemented or amended, is herein called the "CARAT Indenture"), between the Issuer and ________, as trustee (the "CARAT Indenture Trustee", which term includes any successor trustee under the CARAT Indenture), to which CARAT Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders. The Class A-1 Notes are one of several duly authorized classes of CARAT 200_-_ Notes of the Issuer issued pursuant to the CARAT Indenture (collectively, as to all CARAT 200_-_ Notes of all such classes, the "CARAT 200_-_ Notes"). The CARAT 200_-_ Notes are governed by and subject to all terms of the CARAT Indenture (which terms are incorporated herein and made a part hereof), to which CARAT Indenture the Holder of this CARAT 200_-_ Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this CARAT 200_-_ Note that are defined in the CARAT Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the CARAT Indenture.

     The Class A-1 Notes and all other CARAT 200_-_ Notes issued pursuant to the CARAT Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the CARAT Indenture.

     Each CARAT 200_-_ Noteholder or Note Owner will be deemed to represent and warrant that either (A) it is not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (B) the purchase, holding and disposition of the CARAT 200_-_ Note will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee on the CARAT 200_-_ Notes or under the CARAT Indenture or any certificate or other writing delivered in connection therewith, against (i) the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee or of any successor or assign of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law,


                                      C-4-8
for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that by accepting the benefits of the CARAT Indenture such CARAT 200_-_ Noteholder will not, prior to the date which is one year and one day after the termination of the CARAT Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT
200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, expresses its intention that this CARAT 200_-_ Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the CARAT 200_-_ Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

     Prior to the due presentment for registration of transfer of this CARAT 200_-_ Note, the Issuer, the CARAT Indenture Trustee and any agent of the Issuer or the CARAT Indenture Trustee may treat the Person in whose name this CARAT 200_-_ Note (as of the day of determination or as of such other date as may be specified in the CARAT Indenture) is registered as the owner hereof for all purposes, whether or not this CARAT 200_-_ Note shall be overdue, and neither the Issuer, the CARAT Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The CARAT Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the CARAT 200_-_ Noteholders under the CARAT Indenture at any time by the Issuer with the consent of the Holders of CARAT 200_-_ Notes representing a majority of the Outstanding Amount of the Controlling Class. The CARAT Indenture also contains provisions permitting the Holders of CARAT 200_-_ Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the CARAT 200_-_ Notes, to waive compliance by the Issuer with certain provisions of the CARAT Indenture and certain past defaults under the CARAT Indenture and their consequences. Any such consent or waiver by the Holder of this CARAT 200_-_ Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this CARAT 200_-_ Note and of any CARAT 200_-_ Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this CARAT 200_-_ Note. The CARAT Indenture also permits the CARAT Indenture Trustee to amend or waive certain terms and conditions set forth in the CARAT Indenture without the consent of the Noteholders.


                                      C-4-9

     The term "Issuer" as used in this CARAT 200_-_ Note includes any successor to the Issuer under the CARAT Indenture.

     The Issuer is permitted by the CARAT Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the CARAT Indenture Trustee and the Holders of CARAT 200_-_ Notes under the CARAT Indenture.

     The CARAT 200_-_ Notes are issuable only in registered form in denominations as provided in the CARAT Indenture, subject to certain limitations therein set forth.

     This CARAT 200_-_ Note and the CARAT Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the CARAT Indenture and no provision of this CARAT 200_-_ Note or of the CARAT Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this CARAT 200_-_ Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the CARAT Basic Documents, neither the Seller, the Trust Administrator, the CARAT Indenture Trustee nor the CARAT Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this CARAT 200_-_ Note or the CARAT Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the CARAT Owner Trustee solely as the CARAT Owner Trustee in the assets of the Issuer. The Holder of this CARAT 200_-_ Note by the acceptance hereof agrees that, except as expressly provided in the CARAT Basic Documents, in the case of an Event of Default under the CARAT Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the CARAT Indenture or in this CARAT 200_-_ Note.


                                     C-4-10

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

---------------------------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within CARAT 200_-_ Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       (1)
       -------------------              -------------------------------------
                                        Signature Guaranteed:

-------------------------------------   ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within CARAT 200_-_ Note in every particular, without alteration, enlargement or any change whatsoever.


                                     C-4-11

                                                                     EXHIBIT C-5

                         FORM OF PERMANENT REGULATION S
                              GLOBAL CLASS A-1 NOTE

REGISTERED                                                   Up to $____________

No. R-Permanent Regulation S
Interest Rate [___] % per annum

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                  CUSIP NO. [__]

               UNLESS THIS PERMANENT REGULATION S GLOBAL CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PERMANENT REGULATION S GLOBAL CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               THE PRINCIPAL OF THIS PERMANENT REGULATION S GLOBAL CLASS A-1
     NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS PERMANENT REGULATION S GLOBAL CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

     THIS PERMANENT REGULATION S GLOBAL CLASS A-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS PERMANENT REGULATION S GLOBAL CLASS A-1 NOTE (OR INTEREST THEREIN) THE HOLDER OF THIS PERMANENT REGULATION S GLOBAL CLASS A-1 NOTE (OR SUCH INTEREST) IS


                                      C-5-1

DEEMED TO REPRESENT TO THE SELLER AND THE CARAT INDENTURE TRUSTEE THAT IT IS A NON-U.S. PERSON (AS DEFINED IN REGULATION S) WHO ACQUIRED THE CLASS A-1 NOTE OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH REGULATION S.

     NO SALE, PLEDGE OR OTHER TRANSFER OF THIS PERMANENT REGULATION S GLOBAL CLASS A-1 NOTE (OR INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED UNDER RULE 144A THAT DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO SECTION 2.15(c) OR (d) UNDER THE CARAT INDENTURE AND THAT (A) IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED UNDER RULE l44A UNDER THE U.S. SECURITIES ACT, ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNTS OF OTHER "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED UNDER RULE 144A UNDER THE U.S SECURITIES ACT, AND (B) IT IS AWARE THAT THE TRANSFEROR OF SUCH PERMANENT REGULATION S GLOBAL CLASS A-1 NOTE INTENDS TO RELY ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144A UNDER THE U.S. SECURITIES ACT, (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER OCCURS OUTSIDE OF THE UNITED STATES TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OF THE SECURITIES ACT AND THAT PERSON DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO SECTION 2.15(c) OR (d) UNDER THE CARAT INDENTURE, OR (iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE (A) THE CARAT INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE CARAT INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CARAT INDENTURE TRUSTEE AND THE SELLER, AND (B) THE CARAT INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER, THE TRUST ADMINISTRATOR OR THE CARAT INDENTURE TRUSTEE) SATISFACTORY TO THE SELLER AND THE CARAT INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE U.S. SECURITIES ACT.


                                      C-5-2

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_

                             PERMANENT REGULATION S
                             GLOBAL CLASS A-1 NOTES

          CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum up to _______________ DOLLARS ($_________) or such lesser outstanding amount as may be payable in accordance with the CARAT Indenture (as defined on the reverse side of this CARAT 200_-_
Note), on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the principal amount hereof and the denominator of which is aggregate principal amount for the Class A-1 Notes by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the CARAT Indenture; provided, however, that the entire unpaid principal amount of this Permanent Regulation S Global Class A-1 Note shall be due and payable on May 15, 200_ (the "Final Scheduled Distribution Date"), unless this Permanent Regulation S Global Class A-1 Note is earlier redeemed, pursuant to Section 10.1 of the CARAT Indenture, in which case such unpaid principal amount shall be due on the Redemption Date. The Issuer shall pay interest on this Permanent Regulation S Global Class A-1 Note at the rate per annum shown above on each Distribution Date in accordance with the terms of the CARAT Indenture until the principal of this Permanent Regulation S Global Class A-1 Note is paid or made available for payment on the principal amount of this Permanent Regulation S Global Class A-1Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Series 200_-_ Closing Date)). Interest on the Class A-1 Notes will accrue from and including the Series 200_-_ Closing Date at the rate per annum shown above, and will be payable on each Distribution Date in an amount equal to the CARAT 200_-_ Noteholders' Note Class Interest Distributable Amount for such Distribution Date for the Class A-1 Notes. Interest will be computed on the basis of actual number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Series 200_-_ Closing
Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this Permanent Regulation S Global Class A-1 Note shall be paid in the manner specified in the CARAT Indenture. All interest payments on this Permanent Regulation S Global Class A-1 Note on any Distribution Date shall be made pro rata to the Class A-1 Noteholders entitled thereto.

          The principal of and interest on this Permanent Regulation S Global Class A-1 Note is payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Permanent Regulation S Global Class A-1 Note shall be applied first to interest due and payable on this Permanent Regulation S Global Class A-1 Note as provided above and then to the unpaid principal of this Permanent Regulation S Global Class A-1 Note.


                                      C-5-3

          Reference is made to the further provisions of this Permanent Regulation S Global Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Permanent Regulation S Global Class A-1 Note.

          Unless the certificate of authentication hereon has been executed by the CARAT Indenture Trustee whose name appears below by manual signature, this Permanent Regulation S Global Class A-1 Note shall not be entitled to any benefit under the CARAT Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


                                      C-5-4

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: __________, 200_

                                        CAPITAL AUTO RECEIVABLES ASSET TRUST
                                        200_-_

                                        By: __________________, not in its
                                            individual capacity but solely as
                                            CARAT Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-5-5

             CARAT INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the CARAT 200_-_ Notes designed above and referred to in the within-mentioned CARAT Indenture.

                                        ________, not in its
                                        individual capacity but solely as CARAT
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      C-5-6

                                 REVERSE OF NOTE

          This CARAT 200_-_ Note is one of a duly authorized issue of CARAT 200_-_ Notes of the Issuer, designated as Class A-1 Fixed Rate Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under a CARAT Indenture, dated as of ____, 200_ (such CARAT Indenture, as supplemented or amended, is herein called the "CARAT Indenture"), between the Issuer and ________, as trustee (the "CARAT Indenture Trustee", which term includes any successor trustee under the CARAT Indenture), to which CARAT Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders. The Class A-1 Notes are one of several duly authorized classes of CARAT 200_-_ Notes of the Issuer issued pursuant to the CARAT Indenture (collectively, as to all CARAT 200_-_ Notes of all such classes, the "CARAT 200_-_ Notes"). The CARAT 200_-_ Notes are governed by and subject to all terms of the CARAT Indenture (which terms are incorporated herein and made a part hereof), to which CARAT Indenture the Holder of this CARAT 200_-_ Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this CARAT 200_-_ Note that are defined in the CARAT Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the CARAT Indenture.

     The Class A-1 Notes and all other CARAT 200_-_ Notes issued pursuant to the CARAT Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the CARAT Indenture.

     Each CARAT 200_-_ Noteholder or Note Owner will be deemed to represent and warrant that either (A) it is not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (B) the purchase, holding and disposition of the CARAT 200_-_ Note will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee on the CARAT 200_-_ Notes or under the CARAT Indenture or any certificate or other writing delivered in connection therewith, against (i) the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee or of any successor or assign of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law,


                                      C-5-7
for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that by accepting the benefits of the CARAT Indenture such CARAT 200_-_ Noteholder will not, prior to the date which is one year and one day after the termination of the CARAT Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

     Each CARAT 200_-_ Noteholder or Note Owner , by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, expresses its intention that this CARAT 200_-_ Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the CARAT 200_-_ Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

     Prior to the due presentment for registration of transfer of this CARAT 200_-_ Note, the Issuer, the CARAT Indenture Trustee and any agent of the Issuer or the CARAT Indenture Trustee may treat the Person in whose name this CARAT 200_-_ Note (as of the day of determination or as of such other date as may be specified in the CARAT Indenture) is registered as the owner hereof for all purposes, whether or not this CARAT 200_-_ Note shall be overdue, and neither the Issuer, the CARAT Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The CARAT Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the CARAT 200_-_ Noteholders under the CARAT Indenture at any time by the Issuer with the consent of the Holders of CARAT 200_-_ Notes representing a majority of the Outstanding Amount of the Controlling Class. The CARAT Indenture also contains provisions permitting the Holders of CARAT 200_-_ Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the CARAT 200_-_ Notes, to waive compliance by the Issuer with certain provisions of the CARAT Indenture and certain past defaults under the CARAT Indenture and their consequences. Any such consent or waiver by the Holder of this CARAT 200_-_ Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this CARAT 200_-_ Note and of any CARAT 200_-_ Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this CARAT 200_-_ Note. The CARAT Indenture also permits the CARAT Indenture Trustee to amend or waive certain terms and conditions set forth in the CARAT Indenture without the consent of the Noteholders.


                                      C-5-8

     The term "Issuer" as used in this CARAT 200_-_ Note includes any successor to the Issuer under the CARAT Indenture.

     The Issuer is permitted by the CARAT Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the CARAT Indenture Trustee and the Holders of CARAT 200_-_ Notes under the CARAT Indenture.

     The CARAT 200_-_ Notes are issuable only in registered form in denominations as provided in the CARAT Indenture, subject to certain limitations therein set forth.

     This CARAT 200_-_ Note and the CARAT Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the CARAT Indenture and no provision of this CARAT 200_-_ Note or of the CARAT Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this CARAT 200_-_ Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the CARAT Basic Documents, neither the Seller, the Trust Administrator, the CARAT Indenture Trustee nor the CARAT Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this CARAT 200_-_ Note or the CARAT Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the CARAT Owner Trustee solely as the CARAT Owner Trustee in the assets of the Issuer. The Holder of this CARAT 200_-_ Note by the acceptance hereof agrees that, except as expressly provided in the CARAT Basic Documents, in the case of an Event of Default under the CARAT Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the CARAT Indenture or in this CARAT 200_-_ Note.


                                      C-5-9

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee


____________________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within CARAT 200_-_ Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                     (5)
       ------------------------------   -----------------------------------
                                        Signature Guaranteed:

-------------------------------------   ----------------------------------------

----------
(5) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within CARAT 200_-_ Note in every particular, without alteration, enlargement or any change whatsoever.


                                     C-5-10

                                                                     EXHIBIT C-6

                                FORM OF CLASS A-_
                         FLOATING RATE ASSET BACKED NOTE

REGISTERED                                                       $[____________]

No. R-[___]

Interest Rate: LIBOR +____% per annum

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                  CUSIP NO. [__]

          THIS [CLASS A-_] NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS [CLASS A-_] NOTE (OR INTEREST THEREIN) THE HOLDER OF THIS [CLASS A-_] NOTE (OR SUCH INTEREST) IS DEEMED TO REPRESENT TO THE SELLER AND THE INDENTURE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE l44A UNDER THE U.S. SECURITIES ACT AND IS ACQUIRING THIS [CLASS A-_] NOTE (OR INTEREST THEREIN) FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

          NO SALE, PLEDGE OR OTHER TRANSFER OF THIS [CLASS A-_] NOTE (OR INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER, (ii) SO LONG AS THIS [CLASS A-_] NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE l44A UNDER THE U.S. SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE l44A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE (A) THE CARAT INDENTURE TRUSTEE SHALL REQUIRE


                                     C-6-1

     THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE CARAT INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CARAT INDENTURE TRUSTEE AND THE SELLER, AND
     (B) THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER, THE TRUST ADMINISTRATOR OR THE CARAT INDENTURE TRUSTEE) SATISFACTORY TO THE SELLER AND THE CARAT INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE U.S. SECURITIES ACT.

          THE PRINCIPAL OF THIS [CLASS A-_] NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS [CLASS A-_] NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_

                  [CLASS A-_] FLOATING RATE ASSET BACKED NOTES

     CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-_, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to U.S. Bank National Association, as Collateral Trustee u/a dated 6/18/01, as amended, Custodian, under a Participation and Custodial Agreement, dtd 04/28/05, Capital Auto Receivables, Inc., issuer, or registered assigns, the principal sum of _______ DOLLARS ($______) or such lesser outstanding amount as may be payable in accordance with the CARAT Indenture (as defined on the reverse side of this CARAT 200_-_ Note), on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the initial aggregate principal amount for such [Class A-_] Notes, by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the [Class A-_] Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the CARAT Indenture; provided, however, that the entire unpaid principal amount of this [Class A-_] Note shall be due and payable on [_______] (the "Final Scheduled Distribution Date"), unless this [Class A-_] Note is earlier redeemed pursuant to Section 10.1 of the CARAT Indenture, in which case such unpaid principal amount shall be due on the Redemption Date. The Issuer shall pay interest on this [Class A-_] Note on each Distribution Date in accordance with the terms of the CARAT Indenture until the principal of this [Class A-_] Note is paid or made available for payment on the principal amount of this [Class A-_] Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Series 200_-_ Closing Date)). Interest on the [Class A-_] Notes will accrue from and including the Series 200_-_ Closing Date at the rate per annum shown above, and will be payable on each Distribution Date in an amount equal to the CARAT 200_-_ Noteholders' Note Class Interest Distributable Amount for such Class on such Distribution Date for the [Class A-_] Notes. Interest will be computed on the basis of actual number of days elapsed from and including the


                                     C-6-2
prior Distribution Date (or, in the case of the first Distribution Date, from and including the Series 200_-_ Closing Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this [Class A-_] Note shall be paid in the manner specified in the CARAT Indenture. All interest payments on the [Class A-_] Notes on any Distribution Date shall be made pro rata to the [Class A-_] Noteholders entitled thereto.

     The principal of and interest on this [Class A-_] Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this [Class A-_] Note shall be applied first to interest due and payable on this [Class A-_] Note as provided above and then to the unpaid principal of this [Class A-_] Note as provided above.

     Reference is made to the further provisions of this [Class A-_] Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this [Class A-_] Note.

     Unless the certificate of authentication hereon has been executed by the CARAT Indenture Trustee whose name appears below by manual signature, this [Class A-_] Note shall not be entitled to any benefit under the CARAT Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


                                     C-6-3

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________, 200_

                                        CAPITAL AUTO RECEIVABLES ASSET
                                        TRUST 200_-_


                                        By: ________,
                                            not in its individual capacity
                                            but solely as CARAT Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                     C-6-4

             CARAT INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the CARAT 200_-_ Notes designed above and referred to in the within-mentioned CARAT Indenture.

                                        ________, not in its individual capacity but solely as CARAT Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                     C-6-5

                                 REVERSE OF NOTE

     This CARAT 200_-_ Note is one of a duly authorized issue of CARAT 200_-_ Notes of the Issuer, designated as its [Class A-_] Floating Rate Asset Backed Notes (herein called the "[Class A-_] Notes"), all issued under the CARAT Indenture, dated as of ____, 200_ (such CARAT Indenture, as supplemented or amended, is herein called the "CARAT Indenture"), between the Issuer and ________, as trustee (the "CARAT Indenture Trustee", which term includes any successor trustee under the CARAT Indenture), to which CARAT Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the CARAT Indenture Trustee and the CARAT 200_-_ Noteholders. The [Class A-_] Notes are one of several duly authorized classes of CARAT 200_-_ Notes of the Issuer issued pursuant to the CARAT Indenture (collectively, as to all CARAT 200_-_ Notes of all such classes, the "CARAT 200_-_ Notes"). The CARAT 200_-_ Notes are governed by and subject to all terms of the CARAT Indenture (which terms are incorporated herein and made a part hereof), to which CARAT Indenture the Holder of this CARAT 200_-_ Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this CARAT 200_-_ Note that are defined in the CARAT Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the CARAT Indenture.

     The [Class A-_] Notes and all other CARAT 200_-_ Notes issued pursuant to the CARAT Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the CARAT Indenture.

     Each CARAT 200_-_ Noteholder or Note Owner will be deemed to represent and warrant that either (A) it is not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (B) the purchase, holding and disposition of the CARAT 200_-_ Note will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee on the CARAT 200_-_ Notes or under the CARAT Indenture or any certificate or other writing delivered in connection therewith, against (i) the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the CARAT Owner Trustee or the CARAT Indenture Trustee or of any successor or assign of the CARAT Indenture Trustee or the CARAT Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law,


                                     C-6-6
for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT 200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, covenants and agrees that by accepting the benefits of the CARAT Indenture such CARAT 200_-_ Noteholder will not, prior to the date which is one year and one day after the termination of the CARAT Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

     Each CARAT 200_-_ Noteholder or Note Owner, by acceptance of a CARAT
200_-_ Note or, in the case of a Note Owner, a beneficial interest in a CARAT 200_-_ Note, expresses its intention that this CARAT 200_-_ Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the CARAT 200_-_ Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

     Prior to the due presentment for registration of transfer of this CARAT 200_-_ Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the CARAT Indenture Trustee may treat the Person in whose name this CARAT 200_-_ Note (as of the day of determination or as of such other date as may be specified in the CARAT Indenture) is registered as the owner hereof for all purposes, whether or not this CARAT 200_-_ Note shall be overdue, and neither the Issuer, the CARAT Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The CARAT Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the CARAT 200_-_ Noteholders under the CARAT Indenture at any time by the Issuer with the consent of the Holders of CARAT 200_-_ Notes representing a majority of the Outstanding Amount of the Controlling Class. The CARAT Indenture also contains provisions permitting the Holders of CARAT 200_-_ Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the CARAT 200_-_ Notes, to waive compliance by the Issuer with certain provisions of the CARAT Indenture and certain past defaults under the CARAT Indenture and their consequences. Any such consent or waiver by the Holder of this CARAT 200_-_ Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this CARAT 200_-_ Note and of any CARAT 200_-_ Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this CARAT 200_-_ Note. The CARAT Indenture also permits the CARAT Indenture Trustee to amend or waive certain terms and conditions set forth in the CARAT Indenture without the consent of the Noteholders.


                                     C-6-7

     The term "Issuer" as used in this CARAT 200_-_ Note includes any successor to the Issuer under the CARAT Indenture.

     The Issuer is permitted by the CARAT Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the CARAT Indenture Trustee and the Holders of CARAT 200_-_ Notes under the CARAT Indenture.

     The CARAT 200_-_ Notes are issuable only in registered form in denominations as provided in the CARAT Indenture, subject to certain limitations therein set forth.

     This CARAT 200_-_ Note and the CARAT Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the CARAT Indenture and no provision of this CARAT 200_-_ Note or of the CARAT Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this CARAT 200_-_ Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the CARAT Basic Documents, neither the Seller, the Trust Administrator, the CARAT Indenture Trustee nor the CARAT Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this CARAT 200_-_ Note or the CARAT Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the CARAT Owner Trustee solely as the CARAT Owner Trustee in the assets of the Issuer. The Holder of this CARAT 200_-_ Note by the acceptance hereof agrees that, except as expressly provided in the CARAT Basic Documents, in the case of an Event of Default under the CARAT Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the CARAT Indenture or in this CARAT 200_-_ Note.


                                     C-6-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

________________________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________

_______________________________________________________________________
                         (name and address of assignee)

the within CARAT 200_-_ Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                       (6)
       ------------------------------   -------------------------------------
                                        Signature Guaranteed:

-------------------------------------   ----------------------------------------

----------
(6) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within CARAT 200_-_ Note in every particular, without alteration, enlargement or any change whatsoever.


                                     C-6-9

                                                                     EXHIBIT D-1

                         FORM OF TRANSFEROR CERTIFICATE
                         FOR TRANSFERS OF THE RULE 144A
                             GLOBAL CLASS A-_ NOTES

                                     [Date]

________, as Note Registrar
_________________
_________________

     Re: CARAT 200_-_ NOTES, CLASS A-_ (the "Class A-_ Notes")

Ladies and Gentlemen:

          This letter relates to the sale by _____________________________ (the "Transferor") to _________________________ (the "Transferee") of U.S.
     $[__________] aggregate principal balance of Class A-_ Notes (the "Transferred Notes"). The Class A-_ Notes, including the Transferred Notes, were issued pursuant to the CARAT Indenture, dated as of ____, 200_ (the "CARAT Indenture"), among Capital Auto Receivables Asset Trust 200_-_, as issuer (the "Issuer") and ________ as indenture trustee (the "CARAT Indenture Trustee"). All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the CARAT Indenture.

          The Transferor hereby certifies, represents and warrants to you, as Note Registrar, and for the benefit of the Issuer, the CARAT Indenture Trustee and the Transferee, that the Transferred Notes are being transferred in accordance with (i) the transfer restrictions set forth in the CARAT Indenture and the private placement memorandum dated ____, 200_ relating to the Notes and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a Transferee that the Transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A purchasing the Notes for its own account or for the account of a qualified institutional buyer, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                                        [Name of Transferor]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

cc: [Seller]


                                      D-1-1

                                                                     EXHIBIT D-2

                         FORM OF TRANSFEREE CERTIFICATE
                         FOR TRANSFERS OF THE RULE 144A
                             GLOBAL CLASS A-_ NOTES

                                     [Date]

________, as Note Registrar
_________________
_________________

Re: CARAT 200_-_ NOTES, CLASS A-_ (the "Class A-_ Notes")

Ladies and Gentlemen:

          __________________ (the "Transferee") intends to purchase from
     _________________ (the "Transferor") U.S. $[__________] aggregate principal balance of Class A-_ Notes (the "Transferred Notes"). The Class A-_ Notes, including the Transferred Notes, were issued pursuant to the CARAT Indenture, dated as of ____, 200_ (the "CARAT Indenture"), among Capital Auto Receivables Asset Trust 200_-_, as issuer (the "Issuer") and ________ as indenture trustee (the "CARAT Indenture Trustee"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the CARAT Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, and for the benefit of the Issuer, the CARAT Indenture Trustee and the Transferor, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule l44A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it of the Transferred Notes is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Notes for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Notes may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Transferred Notes and payments thereon, (b) the nature and performance of the COLT 200_-_ Secured Notes and the Series 200_-_ Lease Assets, (c) the CARAT Indenture, and (d) any credit enhancement mechanism associated with the Transferred Notes, that it has requested.


                                      D-2-1

                                        Very truly yours,


                                        ---------------------------------------
                                        (Transferee)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      D-2-2

                                                          ANNEX 1 TO EXHIBIT D-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A [for Transferees other than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Note Registrar], as Note Registrar, with respect to the Class A-_ Notes being transferred (the "Transferred Notes") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Notes (the "Transferee").

2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because
(i) the Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ____ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

     ____ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

     ____ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.


                                      D-2-3

     ____ Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ____ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     ____ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     ____ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

     ____ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule l44A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.) __
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.


                                      D-2-4

5. The Transferee acknowledges that it is familiar with Rule l44A and understands that the Transferor and other parties related to the Transferred Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

     ____   ____         Will the Transferee be purchasing the Transferred Notes
     Yes    No           only for the Transferee's own account?

6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ----------------------------------------
                                        Print Name of Transferee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Date:
                                              ----------------------------------


                                      D-2-5

                                                          ANNEX 2 TO EXHIBIT D-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [for Transferees that are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Note Registrar], as Note Registrar, with respect to the Class A-_ Notes being transferred (the "Transferred Notes") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____ The Transferee owned and/or invested on a discretionary basis $____________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $_____________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or I investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase


                                      D-2-6
agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ____   ____         Will the Transferee be purchasing the Transferred Notes
     Yes    No           only for the Transferee's own account?

6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule l44A.

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Transferee or Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee

                                        Date:
                                              ----------------------------------


                                      D-2-7

                                                                     EXHIBIT D-3

                    FORM OF REGULATION S TRANSFER CERTIFICATE

                                     [Date]

________, as Note Registrar
_________________
_________________

          Re: CARAT 200_-_ NOTES, CLASS A-_ (the "Class A-_ Notes")

          __________________ (the "Transferee") intends to purchase from
     _________________ (the "Transferor") U.S. $[__________] aggregate principal balance of Class A-_ Notes (the "Transferred Notes"). The Class A-_ Notes, including the Transferred Notes, were issued pursuant to the CARAT Indenture, dated as of ____, 200_ (the "CARAT Indenture"), among Capital Auto Receivables Asset Trust 200_-_, as issuer (the "Issuer") and ________ as indenture trustee (the "CARAT Indenture Trustee"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the CARAT Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, and for the benefit of the Issuer, the CARAT Indenture Trustee and the Transferor, that:

          1. The Transferee is not a U.S. person (as defined in Regulation S under the Securities Act) and is acquiring the Transferred Notes outside of the United States.

          2. No directed selling efforts were made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable.

          3. The transfer is not part of a plan or scheme to evade the registration requirements of the Securities Act;

          4. The transfer was made in accordance with the applicable provisions of Rule 903 or Rule 904 of Regulation S, as the case may be.

          5. The Transferee has been furnished with all information regarding
     (a) the Transferred Notes and payments thereon, (b) the nature and performance of the COLT 200_-_ Secured Notes and the Series 200_-_ Lease Assets, (c) the CARAT Indenture, and (d) any credit enhancement mechanism associated with the Transferred Notes, that it has requested.

          6. The Transferee understands that the Transferred Notes have not been and will not be registered under the Securities Act, that any offers, sales or deliveries of the Transferred Notes purchased by the Transferee in the United States or to U.S. persons prior to the date that is 40 days after the later of (i) the commencement of the offering of the Class A-_ Notes and (ii) the Series 200_-_ Closing Date, may constitute a violation of United States law, and that (x) distributions of principal and interest and
     (y) the exchange of beneficial interests in a Temporary Regulation S Global Class A-_ Note for beneficial interests in the related Permanent Regulation S Global Class A-_ Note, in each case, will be made in respect of such Transferred Notes only following the delivery by the holder of a certification of non-U.S. beneficial ownership, at the times and in the manner set forth in the CARAT Indenture.


                                     D-3-1

                                        Very truly yours,


                                        ----------------------------------------
                                        (Transferee)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      D-3-2

                                                                     EXHIBIT D-4

                     FORM OF RULE 144A TRANSFER CERTIFICATE

                                     [Date]

________, as Note Registrar
_________________
_________________

     Re: CARAT 200_-_ NOTES, CLASS A-_ (the "Class A-_ Notes")

Ladies and Gentlemen:

     Reference is hereby made to the CARAT Indenture, dated as of ____, 200_ (the "CARAT Indenture") among Capital Auto Receivables Asset Trust 200_-_, as issuer (the "Issuer") and ________ as indenture trustee (the "CARAT Indenture Trustee"). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the CARAT Indenture.

     This letter relates to U.S. $[__________] aggregate principal balance of Class A-_ Notes which are held in the form of a Temporary Regulation S Global Class A-_ Note with the Depository [CUSIP/CINS No. ______________] in the name of [name of transferor] (the "Transferor") to effect [the transfer of the Class A-_ Notes to a person who wishes to take delivery thereof in the form of an equivalent beneficial interest in a Rule 144A Global Note (the "Transferee")] [the exchange of the Class A-_ Notes for an equivalent beneficial interest in a Rule 144A Global Class A-_ Note].

     In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Class A-_ Notes are being transferred in accordance with (i) the transfer restrictions set forth in the CARAT Indenture and the private placement memorandum dated _____, 200_ relating to the Notes and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a Transferee that the Transferor reasonably believes is a qualified institutional buyer within the meaning of Rule 144A purchasing the Class A-_ Notes for its own account or for the account of a qualified institutional buyer, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                                        [Name of Transferor]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

cc: [Seller]


                                      D-4-1

                                                                     EXHIBIT D-5

                       FORM OF CLEARING SYSTEM CERTIFICATE

                                     [Date]

________, as Note Registrar
_________________
_________________

     Re: CARAT 200_-_ NOTES, CLASS A-_ (the "Class A-_ Notes")

Ladies and Gentlemen:

     Reference is hereby made to the CARAT Indenture, dated as of ____, 200_ (the "CARAT Indenture"), among Capital Auto Receivables Asset Trust 200_-_, as issuer (the "Issuer") and ________ as indenture trustee (the "CARAT Indenture Trustee"). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the CARAT Indenture.

     This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmissions from member organizations appearing in our records as persons being entitled to a portion of the Class A-_ Notes equal to, as of the date hereof, U.S. $_____ (our "Member Organizations"), certifies with respect to such portion, substantially to the effect set forth in Annex A hereto.

     We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Class A-_ Note excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such member organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as at the date hereof. We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with this certificate is or would be relevant, we irrevocably authorized you to produce this certificate to any interested party in such proceedings.

                                        Yours faithfully,

                                        [CLEARSTREAM, LUXEMBOURG]

                                        or

                                        [EUROCLEAR BANK SA/NV,
                                        Brussels office, as operator of the
                                        Euroclear System]


                                        By:
                                            ------------------------------------


                                      D-5-1

                                                          ANNEX A TO EXHIBIT D-5

                     FORM OF MEMBER ORGANIZATION CERTIFICATE

[Address to Euroclear or Clearstream, Luxembourg, as appropriate]

     Re: CARAT 200_-_ NOTES, CLASS A-_ (the "Class A-_ Notes")

Ladies and Gentlemen:

     Reference is hereby made to the CARAT Indenture, dated as of ____, 200_ (the "CARAT Indenture"), among Capital Auto Receivables Asset Trust 200_-_, as issuer (the "Issuer") and ________ as indenture trustee (the "CARAT Indenture Trustee"). Capitalized terms used herein but not defined herein shall have the meanings assigned thereto in the CARAT Indenture.

     This is to certify that, as of the date hereof and except as set forth below, the Class A-_ Notes (the "Class A-_ Notes") held by you for our account are beneficially owned by non-U.S. persons who purchased the Class A-_ Notes in transactions that did not require registration under the United States Securities Act of 1933, as amended (the "Securities Act"). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Class A-_ Notes held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

Dated: ____________, 200__(1)

                                        Yours faithfully,

                                        ----------------------------------------
                                        [Name of Person giving the certificate]

----------
(1) To be dated no earlier than 15 days prior to the event to which the certification relates.


                                      D-5-1

                                                                       EXHIBIT E

                              RULE 144A CERTIFICATE

Capital Auto Receivables, Inc.
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

_________________,
as CARAT Indenture Trustee
_________________
_________________

Ladies and Gentlemen:

     In connection with the purchase of the [Class A-_] Floating Rate Asset Backed Note, (the "[Class A-_] Notes") of the Capital Auto Receivables Asset Trust 200_-_, the undersigned buyer ("Buyer") hereby acknowledges, represents and agrees that:

     (a) Buyer is a "qualified institutional buyer" as defined under Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), acting for its own account or for the accounts of other "qualified institutional buyers" as defined under Rule 144A under the Securities Act. Buyer is familiar with Rule 144A under the Securities Act and Buyer is aware that the seller of the applicable [Class A-_] Notes, as applicable, to the Buyer and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     (b) Buyer is purchasing the applicable [Class A-_] Notes for its own account (or the accounts of other "qualified institutional buyers"), not with a view to, or for offer or sale in connection with, any distribution thereof, subject to the disposition of Buyer's property (or property held in the accounts of other "qualified institutional buyers") being at all times within Buyer's control and subject to Buyer's ability to resell such [Class A-_] Notes pursuant to Rule 144A under the Securities Act. Buyer agrees to offer, sell or otherwise transfer such [Class A-_] Notes only in conformity with the restrictions on transfer set forth in the CARAT Indenture dated as of ____, 200_ pursuant to which the [Class A-_] Notes were issued and the legend set forth on the definitive physical certificate evidencing the [Class A-_] Notes.

     (c) Buyer acknowledges that you and others will rely upon its confirmations, acknowledgments and agreements set forth herein, and Buyer agrees to notify you promptly in writing if any of the information herein ceases to be accurate and complete.

                                        ----------------------------------------
                                        Print Name of Buyer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                                                       EXHIBIT F

                              FORM OF CERTIFICATION

Re: the ______________________________ dated as of ____________________ (the
"Agreement"), among ______________________________________________.

     I, ______________________________, the ______________________________ of
______________________________ (the "Company"), certify to Central Originating Lease Trust ("COLT") Capital Auto Receivables, Inc. ("CARI"), and its officers, with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the report on assessment of the Company's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Item 1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report") that were delivered by the Company to COLT, CARI, the COLT Owner Trustee or the CARAT Owner Trustee pursuant to the Agreement (collectively, the "Company Information");

     (2) To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information; and

     (3) To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to COLT, CARI, the COLT Owner Trustee or the CARAT Owner Trustee.

                                        Dated:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       F-1